                                                   RESIDENTIAL FUNDING CORPORATION,

                                                          as Master Servicer

                                                   HOME EQUITY LOAN TRUST 2006-HSA4,

                                                               as Issuer

                                                                  and

                                                       JPMORGAN CHASE BANK, N.A.

                                                         as Indenture Trustee

                                                          SERVICING AGREEMENT

                                                       Dated as of July 28, 2006

                                                           Home Equity Loans

Section 3.05          Enforcement of Due-on-Sale Clauses; Assumption and Modification Agreements; Release or Substitution of

Section 3.14          Information Required by the Internal Revenue Service and Reports of Foreclosures and Abandonments of

Section 6.06          Master Servicer to Pay Indenture Trustee's and Owner Trustee's Fees and Expenses;

EXHIBITS

Exhibit D               Form of Lender Certification for Assignment

                  This Servicing  Agreement,  dated as of July 28, 2006, among Residential Funding Corporation (the "Master Servicer"),
the Home Equity Loan Trust 2006-HSA4 (the "Issuer"), and JPMorgan Chase Bank, N.A. (the "Indenture Trustee").

                                                     W I T N E S S E T H  T H A T:

                  WHEREAS,  pursuant to the terms of the  Purchase  Agreement,  Residential  Funding  Corporation  (in its  capacity as
Seller) will sell to the Depositor the Home Equity Loans  together with the Related  Documents on the Closing Date and  thereafter  all
Additional Balances on the Home Equity Loans created on or after the Cut-off Date (except as set forth herein);

                  WHEREAS,  the  Depositor  will sell the Home Equity Loans and all of its rights  under the Purchase  Agreement to the
Issuer,  together with the Related  Documents on the Closing Date,  and  thereafter  all  Additional  Balances on the Home Equity Loans
created on or after the Cut-off Date (except as set forth herein);

                  WHEREAS,  pursuant to the terms of the Trust Agreement,  the Issuer will issue and transfer to or at the direction of the Depositor, the Certificates;

                  WHEREAS,  pursuant to the terms of the  Indenture,  the Issuer will issue and transfer to or at the  direction of the
Depositor, the Notes; and

                  WHEREAS,  pursuant to the terms of this Servicing  Agreement,  the Master Servicer will service the Home Equity Loans directly or through one or more Subservicers;

                  NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I

                                                              DEFINITIONS

Section 1.01      DEFINITIONS.  For all purposes of this Servicing  Agreement,  except as otherwise expressly provided herein or unless the context  otherwise  requires,  capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the
Definitions  contained in Appendix A to the Indenture  dated the date hereof (the  "Indenture"),  between the Issuer and JPMorgan Chase
Bank, N.A., as indenture  trustee,  which is incorporated by reference  herein.  All other capitalized terms used herein shall have the meanings specified herein.

Section 1.02      OTHER  DEFINITIONAL  PROVISIONS.  All terms defined in this Servicing  Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

         As used in this Servicing  Agreement and in any  certificate or other document made or delivered  pursuant  hereto or thereto, accounting  terms not defined in this Servicing  Agreement or in any such  certificate or other document,  and accounting  terms partly defined  in this  Servicing  Agreement  or in any such  certificate  or other  document,  to the  extent  not  defined,  shall have the respective  meanings given to them under generally  accepted  accounting  principles.  To the extent that the definitions of accounting terms in this Servicing  Agreement or in any such certificate or other document are inconsistent  with the meanings of such terms under generally accepted  accounting  principles,  the definitions  contained in this Servicing Agreement or in any such certificate or other document shall control.

         The words "hereof,"  "herein,"  "hereunder"  and words of similar import when used in this Servicing  Agreement shall refer to this Servicing  Agreement as a whole and not to any particular  provision of this Servicing  Agreement;  Section and Exhibit references contained in this  Servicing  Agreement are  references to Sections and Exhibits in or to this  Servicing  Agreement  unless  otherwise specified;  the term "including"  shall mean "including  without  limitation";  and the term "proceeds" shall have the meaning ascribed thereto in the UCC.

         The  definitions  contained in this  Servicing  Agreement  are  applicable to the singular as well as the plural forms of such terms and to the masculine as well as the feminine and neuter genders of such terms.

         Any  agreement,  instrument  or statute  defined or  referred  to herein or in any  instrument  or  certificate  delivered  in connection  herewith means such agreement,  instrument or statute as from time to time amended,  modified or supplemented  and includes
(in the case of agreements or instruments)  references to all attachments thereto and instruments  incorporated therein;  references to a Person are also to its permitted successors and assigns.

Section 1.03      INTEREST  CALCULATIONS;  SERVICING FEE. All  calculations of interest  hereunder that are made in respect of the Loan
Balance of a Home Equity Loan shall be made in accordance  with the method of calculation  set forth in the related  Mortgage Note. All calculations  of  interest  on the Notes  shall be made on the basis of the  actual  number of days in an  Interest  Period  and a year assumed to consist of 360 days.  The  calculation  of the  Servicing  Fee shall be made on the basis of a 360-day  year  consisting  of twelve 30-day months.  All dollar amounts  calculated  hereunder shall be rounded to the nearest penny with one-half of one penny being rounded up.

ARTICLE II

                                                    REPRESENTATIONS AND WARRANTIES

Section 2.01      REPRESENTATIONS  AND WARRANTIES  REGARDING THE MASTER  SERVICER.  The Master Servicer  represents and warrants to the
Issuer and for the benefit of the Indenture  Trustee,  as pledgee of the Home Equity Loans and the Credit  Enhancer,  as of the Closing
Date:

         The Master  Servicer is a corporation  duly  organized,  validly  existing and in good standing under the laws of the State of
Delaware  and has the  corporate  power to own its assets and to transact the  business in which it is  currently  engaged.  The Master
Servicer  is duly  qualified  to do  business  as a foreign  corporation  and is in good  standing  in each  jurisdiction  in which the character of the business  transacted by it or properties  owned or leased by it requires such  qualification  and in which the failure to so qualify  would have a material  adverse  effect on the business,  properties,  assets,  or condition  (financial or other) of the
Master Servicer;

         The Master  Servicer has the power and authority to make,  execute,  deliver and perform this  Servicing  Agreement and all of the  transactions  contemplated  under  this  Servicing  Agreement,  and has taken all  necessary  corporate  action to  authorize  the execution,  delivery and  performance  of this  Servicing  Agreement.  When  executed and  delivered,  this  Servicing  Agreement  will constitute  the legal,  valid and binding  obligation  of the Master  Servicer  enforceable  in  accordance  with its terms,  except as enforcement of such terms may be limited by  bankruptcy,  insolvency or similar laws  affecting the  enforcement  of creditors'  rights generally and by the availability of equitable remedies;

         The Master  Servicer  is not  required  to obtain  the  consent  of any other  Person or any  consent,  license,  approval  or authorization  from, or  registration  or  declaration  with,  any  governmental  authority,  bureau or agency in  connection  with the execution,  delivery,  performance,  validity or enforceability of this Servicing Agreement, except for such consent, license, approval or authorization, or registration or declaration, as shall have been obtained or filed, as the case may be;

         The execution and delivery of this Servicing  Agreement and the  performance of the  transactions  contemplated  hereby by the
Master  Servicer will not violate any  provision of any existing law or  regulation  or any order or decree of any court  applicable to the Master Servicer or any provision of the Certificate of  Incorporation  or Bylaws of the Master  Servicer,  or constitute a material breach of any  mortgage,  indenture,  contract  or other  agreement  to which the  Master  Servicer  is a party or by which the  Master
Servicer may be bound;

         No litigation or administrative  proceeding of or before any court,  tribunal or governmental body is currently pending, or to the  knowledge  of the Master  Servicer  threatened,  against the Master  Servicer  or any of its  properties  or with  respect to this
Servicing  Agreement  or the  Securities  which in the opinion of the Master  Servicer has a  reasonable  likelihood  of resulting in a material adverse effect on the transactions contemplated by this Servicing Agreement; and

         The  Master  Servicer  is a member of MERS in good  standing,  and will  comply in all  material  respects  with the rules and procedures of MERS in connection with the servicing of the Home Equity Loans that are registered with MERS.

         The foregoing representations and warranties shall survive any termination of the Master Servicer hereunder.

Section 2.02      REPRESENTATIONS  AND WARRANTIES OF THE ISSUER.  The Issuer hereby  represents and warrants to the Master Servicer and for the benefit of the Indenture Trustee, as pledgee of the Home Equity Loans, and the Credit Enhancer, as of the Closing Date:

         The Issuer is a statutory  trust duly formed and in good standing  under the laws of the State of Delaware and has full power, authority  and legal right to execute  and deliver  this  Servicing  Agreement  and to perform  its  obligations  under this  Servicing
Agreement,  and has taken all necessary action to authorize the execution,  delivery and performance by it of this Servicing Agreement;
and

         The execution and delivery by the Issuer of this  Servicing  Agreement and the  performance  by the Issuer of its  obligations under this  Servicing  Agreement  will not violate any  provision of any law or  regulation  governing  the Issuer or any order,  writ, judgment or decree of any court,  arbitrator or governmental  authority or agency  applicable to the Issuer or any of its assets.  Such execution,  delivery and  performance  will not require the consent or approval of, the giving of notice to, the filing or registration with, or the taking of any action,  other than such actions that have already been taken,  with respect to, any governmental  authority or agency regulating the activities of limited  liability  companies.  Such execution,  delivery,  authentication  and performance will not conflict  with,  or result in a breach or violation  of, any  mortgage,  deed of trust,  lease or other  agreement or instrument to which the Issuer is bound.

Section 2.03      ENFORCEMENT OF  REPRESENTATIONS  AND WARRANTIES.  The Master  Servicer,  on behalf of and subject to the direction of the Indenture  Trustee,  as pledgee of the Home Equity Loans, or the Issuer or the Credit Enhancer,  shall enforce the  representations and  warranties  of the Seller  pursuant to the  Purchase  Agreement.  Upon the  discovery  by the Seller,  the  Depositor,  the Master
Servicer,  the Indenture  Trustee,  the Credit Enhancer,  the Issuer,  or any Custodian of a breach of any of the  representations  and warranties made in the Purchase  Agreement,  in respect of any Home Equity Loan, which  materially and adversely  affects the interests of the  Securityholders  or the Credit Enhancer in that Home Equity Loan, the party  discovering  such breach shall give prompt written notice to the other  parties (any  Custodian  being so obligated  under a Custodial  Agreement).  The Master  Servicer  shall  promptly notify the Seller of such breach and request  that,  pursuant to the terms of the Purchase  Agreement,  the Seller either (i) cure such breach in all material  respects within 45 days (with respect to a breach of the  representations  and warranties  contained in Section
3.1(a) of the Purchase  Agreement)  or 90 days (with respect to a breach of the  representations  and  warranties  contained in Section
3.1(b) of the  Purchase  Agreement)  from the date the Seller was notified of such breach or (ii)  purchase  such Home Equity Loan from the Issuer at the price,  during the time, and in the manner set forth in Section 3.1(c) of the Purchase  Agreement;  provided that the
Seller shall,  subject to compliance  with all the  conditions  set forth in the Purchase  Agreement,  have the option to substitute an
Eligible  Substitute  Loan or Loans for such Home Equity  Loan.  If the breach of  representation  and  warranty  that gave rise to the obligation to repurchase  or  substitute a Home Equity Loan  pursuant to Section 3.1 of the Purchase  Agreement was the  representation and warranty set forth in clause  (b)(x) of Section 3.1 of the Purchase  Agreement,  then the Master  Servicer  shall  request that the
Seller pay to the Trust,  concurrently with and in addition to the remedies provided in the preceding sentence,  an amount equal to any liability,  penalty or expense  (including  reasonable legal fees and expenses) that was actually incurred and paid out of or on behalf of the Trust, and that directly  resulted from such breach,  or if incurred and paid by the Trust  thereafter,  concurrently  with such payment.  In the event that the Seller elects to substitute  one or more Eligible  Substitute  Loans  pursuant to Section 3.1(c) of the
Purchase  Agreement,  the Seller shall deliver to the Custodian on behalf of the Issuer with respect to such Eligible Substitute Loans, the original  Loan  Agreement,  the  Mortgage,  and such other  documents  and  agreements  as are required by the Purchase  Agreement.
Payments due with respect to Eligible  Substitute  Loans in the month of  substitution  shall not be transferred to the Issuer and will be retained by the Master  Servicer and remitted by the Master  Servicer to the Seller on the next  succeeding  Payment Date provided a payment at least equal to the  applicable  Minimum  Monthly  Payment  has been  received by the Issuer for such month in respect of the
Home Equity Loan to be removed.  The Master  Servicer  shall amend or cause to be amended the Home Equity Loan  Schedule to reflect the removal of such Home Equity Loan and the  substitution of the Eligible  Substitute Loans and the Master Servicer shall promptly deliver the amended Home Equity Loan Schedule to the Owner Trustee and the Indenture Trustee.

         It is understood  and agreed that the  obligation  of the Seller to cure such breach or purchase or  substitute  for such Home
Equity Loan as to which such a breach has occurred and is continuing  and to make any additional  payments  required under the Purchase
Agreement in connection with a breach of the  representation  and warranty  contained in Section 3.1(b)(x) thereof shall constitute the sole remedy  respecting such breach  available to the Issuer and the Indenture  Trustee,  as pledgee of the Home Equity Loans,  against the Seller.  In connection  with the purchase of or substitution  for any such Home Equity Loan by the Seller,  the Issuer shall assign to the Seller all of its right,  title and  interest in respect of the Purchase  Agreement  applicable  to such Home Equity Loan.  Upon receipt of the  Repurchase  Price,  or upon  completion of such  substitution,  the Master  Servicer shall notify the Custodian and the
Indenture  Trustee  and then the  Custodian  shall  deliver the  Mortgage  Files to the Master  Servicer,  together  with all  relevant endorsements  and  assignments  prepared by the Master  Servicer which the Indenture  Trustee shall execute.  If the Master Servicer is
Residential Funding Corporation,  then the Indenture Trustee may, with the consent of the Credit Enhancer,  and at the direction of the
Credit Enhancer,  shall, give the notification and require the purchase or substitution  provided for in the first preceding  paragraph in the event of such a breach of a representation or warranty made by Residential Funding Corporation in the Purchase Agreement.

ARTICLE III

                                           ADMINISTRATION AND SERVICING OF HOME EQUITY LOANS

Section 3.01      THE MASTER SERVICER.

(a)      The Master  Servicer  shall service and administer the Home Equity Loans in a manner  generally  consistent  with the terms of the Program Guide and in a manner consistent with the terms of this Servicing  Agreement,  following such procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage  servicing  activities,  and shall have full power and  authority,  acting  alone or through a  Subservicer,  to do any and all things  which it may deem  necessary or desirable in connection with such servicing and  administration,  it being understood,  however,  that the Master Servicer shall at all times remain responsible to the Issuer and the Indenture  Trustee,  as pledgee of the Home Equity Loans, and the Credit Enhancer for the performance of its duties and obligations hereunder in accordance with the terms hereof and the Program Guide.

         Without limiting the generality of the foregoing,  the Master Servicer shall continue,  and is hereby authorized and empowered by the Issuer and the  Indenture  Trustee,  as pledgee of the Home Equity  Loans,  to execute  and  deliver,  on behalf of itself,  the
Issuer,  the Indenture Trustee or any of them, any and all instruments of satisfaction or cancellation,  or of partial or full release, or discharge,  or of consent to assumption or modification in connection with a proposed  conveyance,  or of assignment of any Mortgage and Mortgage Note in connection  with the  repurchase of a Home Equity Loan and all other  comparable  instruments,  or with respect to the  modification  or  re-recording  of a Mortgage for the purpose of  correcting  the  Mortgage,  the  subordination  of the lien,  as permitted  pursuant to this Agreement,  of the Mortgage in favor of a public utility  company or government  agency or unit with powers of  eminent  domain,  the  taking of a deed in lieu of  foreclosure,  the  commencement,  prosecution  or  completion  of  judicial  or non-judicial  foreclosure,  the conveyance of a Mortgaged Property to the related insurer,  the acquisition of any property acquired by foreclosure  or deed in lieu of  foreclosure  on behalf of the Trust,  the Credit  Enhancer  and the  Noteholders,  or the  management, marketing and conveyance of any property  acquired by foreclosure or deed in lieu of foreclosure  with respect to the Home Equity Loans and with respect to the Mortgaged Properties.
         The Issuer,  the Indenture  Trustee and the  Custodian,  as applicable,  shall furnish the Master  Servicer with any powers of attorney and other  documents  necessary or  appropriate  to enable the Master  Servicer to carry out its servicing and  administrative duties  hereunder.  On the Closing  Date,  the  Indenture  Trustee  shall  deliver to the Master  Servicer a limited  power of attorney substantially  in the form of Exhibit B hereto.  In connection  with  servicing  and  administering  the Home Equity Loans,  the Master
Servicer  and any  Affiliate of the Master  Servicer may perform  services  such as  appraisals  and  brokerage  services  that are not customarily  provided by servicers of mortgage  loans,  and shall be entitled to reasonable  compensation  therefor in accordance  with
Section 3.03.  In addition,  the Master  Servicer may, at its own  discretion  and on behalf of the  Indenture  Trustee,  obtain credit information in the form of a Credit Score from a Credit  Repository.  The Program Guide and any other  Subservicing  Agreement  entered into between the Master Servicer and any  Subservicer  shall require the Subservicer to accurately and fully report its borrower credit files to each of the Credit  Repositories  in a timely manner.  The Master  Servicer is further  authorized and empowered by the Issuer and the Indenture Trustee,  on behalf of the Noteholders and the Indenture Trustee,  in its own name or in the name of the Subservicer, when the Master  Servicer or the  Subservicer,  as the case may be,  believes it  appropriate in its best judgment to register any Home
Equity Loan on the MERS(R)System,  or cause the removal from the  registration  of any Home Equity Loan on the MERS(R)System,  to execute and deliver,  on behalf of the Indenture  Trustee and the  Noteholders or any of them, any and all  instruments of assignment and other comparable  instruments  with respect to such assignment or  re-recording of a Mortgage in the name of MERS,  solely as nominee for the
Indenture  Trustee and its  successors and assigns.  Any expenses  incurred in connection  with the actions  described in the preceding sentence shall be borne by the Master Servicer, with no right of reimbursement.

(b)      If the  Mortgage  relating to a Home  Equity Loan did not have a lien senior to the Home Equity Loan on the related  Mortgaged
Property as of the Cut-off Date, then the Master  Servicer,  in such capacity,  may not consent to the placing of a lien senior to that of the  Mortgage  on the  related  Mortgaged  Property.  If the  Mortgage  relating to a Home Equity Loan had a lien senior to the Home
Equity Loan on the related Mortgaged  Property as of the Cut-off Date, then the Master Servicer,  in such capacity,  may consent to the refinancing of the prior senior lien, provided that the following requirements are met:

(i)      (A) the Mortgagor's  debt-to-income  ratio resulting from such refinancing is less than the original  debt-to-income  ratio as set forth on the Home Equity Loan Schedule;  provided,  however,  that in no instance shall the resulting Combined  Loan-to-Value Ratio of such Home Equity Loan be higher than that  permitted by the Program  Guide;  or (B) the resulting  Combined  Loan-to-Value  Ratio of such Home  Equity  Loan is no higher than the  Combined  Loan-to-Value  Ratio prior to such  refinancing;  provided,  however,  if such refinanced  mortgage loan is a "rate and term" mortgage loan (meaning,  the Mortgagor does not receive any cash from the  refinancing), the Combined  Loan-to-Value  Ratio may increase to the extent of either (a) the reasonable closing costs of such refinancing or (b) any decrease in the value of the related Mortgaged Property, if the Mortgagor is in good standing as defined by the Program Guide;

(ii)     the interest  rate,  or, in the case of an adjustable  rate existing  senior lien,  the maximum  interest  rate,  for the loan evidencing  the  refinanced  senior lien is no more than 2.0% higher than the interest rate or the maximum  interest  rate, as the case may be, on the loan evidencing the existing senior lien immediately prior to the date of such refinancing;  provided,  however,  (a) if the loan  evidencing  the existing  senior lien prior to the date of  refinancing  has an adjustable  rate and the loan  evidencing the refinanced  senior lien has a fixed rate, then the current  interest rate on the loan  evidencing the refinanced  senior lien may be up to 2.0% higher than the  then-current  loan rate of the loan  evidencing  the existing  senior lien and (b) if the loan  evidencing the existing  senior lien prior to the date of  refinancing  has a fixed rate and the loan  evidencing  the  refinanced  senior lien has an adjustable  rate, then the maximum  interest rate on the loan evidencing the refinanced  senior lien shall be less than or equal to (x)
the interest rate on the loan evidencing the existing senior lien prior to the date of refinancing plus (y) 2.0%; and

(iii)    the loan evidencing the refinanced senior lien is not subject to negative amortization.

         The Master  Servicer may also,  without  prior  approval of the Rating  Agencies or the Credit  Enhancer,  increase the Credit
Limits on the Home Equity Loans (a "Credit  Limit  Increase"),  provided  that (i) a new  appraisal is obtained,  (ii) the new Combined
Loan-to-Value  Ratio of any such  Home  Equity  Loan  after  giving  effect  to such  increase  is less  than or equal to the  Combined
Loan-to-Value  Ratio of the Home Equity  Loan as of the  Cut-off  Date,  (iii) the Master  Servicer  receives  verbal  verification  of employment of the related  Mortgagor and (iv) the payment  history of the related  Mortgagor is within the  underwriting  parameters of the Program  Guide.  In  addition,  the Master  Servicer may increase the Credit  Limits on Home Equity  Loans  without  obtaining  new appraisals provided that clauses (iii) and (iv) of the preceding sentence are satisfied,  the Combined  Loan-to-Value Ratio of the Home
Equity Loan  following the Credit Limit  Increase will be limited to 100% and at no time shall the aggregate  Loan Balance of such Home
Equity Loans exceed 5% of the current Pool Balance;  provided,  further,  however,  that for Home Equity Loans with  original  Combined
Loan-to-Value  Ratios in excess of 80%, the Combined  Loan-to-Value  Ratio  resulting from such Credit Limit Increase must be less than or equal to the  original  Combined  Loan-to-Value  Ratio and at no time shall the  aggregate  Loan  Balance of such Home Equity  Loans exceed 5% of the current Pool Balance.

         In connection with servicing the Home Equity Loans,  the Master  Servicer may take  reasonable  actions to encourage or effect the termination of Loan Agreements that have become dormant.

         The  relationship  of the Master  Servicer  (and of any  successor  to the Master  Servicer as servicer  under this  Servicing
Agreement) to the Issuer under this  Servicing  Agreement is intended by the parties to be that of an  independent  contractor  and not that of a joint venturer, partner or agent.

         All costs incurred by the Master  Servicer or by  Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Home Equity Loans shall not, for the purpose of calculating monthly distributions to  Certificateholders,  be added to the amount owing under the related Home Equity Loans,  notwithstanding  that the terms of such Home Equity Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.03.

(c)      The Master Servicer may enter into Subservicing  Agreements with Subservicers for the servicing and  administration of certain of the Home Equity Loans. Any Subservicing  Agreement that may be entered into and any other  transactions or services  relating to the
Home  Equity  Loans  involving  a  Subservicer  in its  capacity  as such and not as an  originator  shall be deemed to be between  the
Subservicer and the Master Servicer alone and the Indenture Trustee and  Securityholders  shall not be deemed parties thereto and shall have no claims,  rights,  obligations,  duties or  liabilities  with respect to the  Subservicer  in its capacity as such except as set forth in Section  7.02.  Each  Subservicer  of a Home Equity  Loan shall be entitled to receive and retain,  as provided in the related
Subservicing  Agreement and in Section 3.02, the related  Subservicing Fee from payments of interest  received on such Home Equity Loan after payment of all amounts  required to be remitted to the Master  Servicer in respect of such Home Equity Loan.  For any Home Equity
Loan that is a  nonsubserviced  Home Equity Loan,  the Master  Servicer  shall be entitled to receive and retain an amount equal to the
Subservicing  Fee from  payments of interest.  References  in this  Servicing  Agreement to actions  taken or to be taken by the Master
Servicer in servicing the Home Equity Loans include  actions  taken or to be taken by a  Subservicer  on behalf of the Master  Servicer and any amount  actually  received by such  Subservicer  in respect of a Home Equity Loan shall be deemed to have been  received by the
Master  Servicer  whether or not actually  received by the Master  Servicer.  Each  Subservicing  Agreement will be upon such terms and conditions as are not  inconsistent  with this Servicing  Agreement and as the Master  Servicer and the Subservicer  have agreed.  With the  approval of the Master  Servicer,  a  Subservicer  may delegate its  servicing  obligations  to  third-party  servicers,  but such
Subservicers will remain obligated under the related  Subservicing  Agreements.  The Master Servicer and the Subservicer may enter into amendments to the related Subservicing  Agreements;  provided,  however, that any such amendments shall not cause the Home Equity Loans to be serviced in a manner  that would be  materially  inconsistent  with the  standards  set forth in this  Servicing  Agreement.  The
Master  Servicer shall be entitled to terminate any  Subservicing  Agreement in accordance  with the terms and  conditions  thereof and without any limitation by virtue of this Servicing Agreement;  provided,  however, that in the event of termination of any Subservicing
Agreement by the Master Servicer or the  Subservicer,  the Master Servicer shall either act as servicer of the related Home Equity Loan or enter into a  Subservicing  Agreement  with a successor  Subservicer  which will be bound by the terms of the  related  Subservicing
Agreement.  If the Master  Servicer or any  Affiliate of  Residential  Funding acts as servicer,  it will not assume  liability for the representations  and warranties of the  Subservicer  which it replaces.  If the Master  Servicer  enters into a Subservicing  Agreement with a successor  Subservicer,  the Master Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the  representations  and warranties  made by the terminated  Subservicer in respect of the related Home Equity Loans and, in the event of any such assumption by the successor  Subservicer,  the Master Servicer may, in the exercise of its business  judgment,  release the terminated Subservicer from liability for such representations and warranties.

         As part of its servicing  activities  hereunder,  the Master Servicer,  for the benefit of the  Securityholders and the Credit
Enhancer,  shall use reasonable  efforts to enforce the obligations of each Subservicer under the related  Subservicing  Agreement,  to the  extent  that the  non-performance  of any such  obligation  would have a  material  adverse  effect on a Home  Equity  Loan.  Such enforcement,  including,  without limitation,  the legal prosecution of claims,  termination of Subservicing Agreements and the pursuit of other  appropriate  remedies,  shall be in such form and carried out to such an extent and at such time as the Master  Servicer,  in its good faith  business  judgment,  would require were it the owner of the related Home Equity Loans.  The Master  Servicer  shall pay the costs of such  enforcement at its own expense,  and shall be reimbursed  therefor only (i) from a general  recovery  resulting from such  enforcement to the extent,  if any, that such recovery exceeds all amounts due in respect of the related Home Equity Loan or (ii)
from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

         Notwithstanding  any Subservicing  Agreement,  any of the provisions of this Agreement  relating to agreements or arrangements between the Master  Servicer or a Subservicer  or reference to actions taken through a Subservicer  or otherwise,  the Master  Servicer shall remain obligated and liable to the Indenture Trustee,  the Credit Enhancer,  the Noteholders and the  Certificateholders  for the
servicing and  administering  of the Home Equity Loans in  accordance  with the  provisions of this Section 3.01 without  diminution of such  obligation  or liability by virtue of such  Subservicing  Agreements or  arrangements  or by virtue of  indemnification  from the
Subservicer  and to the same  extent and under the same  terms and  conditions  as if the Master  Servicer  alone  were  servicing  and administering  the Home Equity Loans.  The Master  Servicer shall be entitled to enter into any agreement with a Subservicer or Program
Seller for  indemnification  of the Master  Servicer and nothing  contained in this  Agreement  shall be deemed to limit or modify such indemnification.

         In the event the Master  Servicer  shall for any reason no longer be the master  servicer  (including by reason of a Servicing
Default),  the Indenture Trustee,  its designee or the successor servicer for the Indenture Trustee shall be deemed to have assumed all of the Master  Servicer's  interest  therein and to have replaced the Master Servicer as a party to the  Subservicing  Agreement to the same extent as if the  Subservicing  Agreement  had been  assigned to the assuming  party,  except that the Master  Servicer  shall not thereby be relieved of any liability or obligations  under the Subservicing  Agreement,  nor shall the Indenture Trustee be responsible for any obligations or liabilities  prior to such replacement.  The Indenture Trustee shall not be responsible for any  representations and warranties made by the Master Servicer pursuant to such Subservicing Agreement.

         The Master Servicer shall,  upon request of the Indenture  Trustee but at the expense of the Master  Servicer,  deliver to the assuming party all documents and records relating to each  Subservicing  Agreement and the Home Equity Loans then being serviced and an accounting of amounts  collected  and held by it and  otherwise  use its best efforts to effect the orderly and  efficient  transfer of each Subservicing Agreement to the assuming party.

Section 3.02      COLLECTION OF CERTAIN HOME EQUITY LOAN PAYMENTS.

(a)      The Master  Servicer shall make  reasonable  efforts to collect all payments  called for under the terms and provisions of the
Home  Equity  Loans,  and shall,  to the extent such  procedures  shall be  consistent  with this  Servicing  Agreement  and  generally consistent with the Program Guide,  follow such collection  procedures as it would employ in its good faith business judgment and which are  normal  and usual in its  general  mortgage  servicing  activities.  Consistent  with the  foregoing,  and  without  limiting  the generality of the foregoing,  the Master Servicer may in its discretion  waive any late payment charge,  penalty interest or other fees which may be collected in the ordinary  course of  servicing  such Home Equity Loan.  The Master  Servicer may also extend the Due Date for payment due on a Home Equity Loan in accordance  with the Program Guide,  provided,  however,  that the Master Servicer shall first determine  that any such waiver or  extension  will not impair the coverage of any related  insurance  policy or  materially  adversely affect the lien of the related Mortgage (except as described  below) or the interests of the  Securityholders  and the Credit Enhancer.
Notwithstanding  anything in this Section to the contrary,  the Master  Servicer or any  Subservicer  shall not enforce any  prepayment charge to the extent that such  enforcement  would violate any applicable law.  Consistent  with the terms of this Servicing  Agreement and subject to Section 3.01(a) herein, the Master Servicer may also:

(i)      waive,  modify or vary any term of any Home Equity Loan  (including  reduce the Credit Limit or extend the period during which a Draw may be made by the Mortgagor pursuant to the Loan Agreement with respect to any Home Equity Loan);

(ii)     consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor;

(iii)    arrange with a Mortgagor a schedule for the payment of principal and interest due and unpaid;

(iv)     forgive any portion of the amounts contractually owed under the Home Equity Loan;

(v)      capitalize  any past due amounts owed under the Home Equity Loan by adding  amounts in arrearage to the existing  Loan Balance of the  Home  Equity  Loan (a  "Capitalization  Workout"),  provided,  however,  that  the  Master  Servicer  shall  not  enter  into a
Capitalization  Workout unless the Combined  Loan-to-Value Ratio of the Home Equity Loan prior to the Capitalization  Workout equals or exceeds 80%; and

(vi)     reset the due date for the Home Equity Loan, or any combination of the foregoing,

if in the Master Servicer's determination such waiver, modification,  postponement or indulgence,  arrangement or other action referred to above is not materially  adverse to the interests of the  Securityholders  or the Credit  Enhancer and is generally  consistent with the Master  Servicer's  policies  with respect to home equity loans similar to Home Equity Loans;  provided,  however,  that the Master
Servicer may not,  except in the case of an extension of the period during which a Draw may be made by the Mortgagor,  pursuant to this
Section 3.02,  modify or permit any Subservicer to modify any Home Equity Loan,  (including  without  limitation any modification  that would  change the Loan Rate,  forgive the payment of any  principal  or interest  (unless in  connection  with the  liquidation  of the related Home Equity Loan),  capitalize  any  arrearage  for the related Home Equity Loan or extend the due date of any payment)  unless such  Home  Equity  Loan  is in  default  or,  in the  judgment  of the  Master  Servicer,  such  default  is  reasonably  foreseeable.
Notwithstanding  the  foregoing,  the final  maturity  date of any Home  Equity Loan will not be  extended  beyond the Final  Scheduled
Payment Date. The general terms of any waiver,  modification,  postponement  or indulgence with respect to any of the Home Equity Loans will be included in the Servicing Certificate,  and such Home Equity Loans will not be considered  "delinquent" for the purposes of the
Basic  Documents so long as the  Mortgagor  complies  with the terms of such  waiver,  modification,  postponement  or  indulgence.  In addition, if a Home Equity Loan is in default or, in the judgment of the Master Servicer, such default is reasonably  foreseeable,  the
Master Servicer may, through  modification,  convert such Home Equity Loan to a fully amortizing  closed-end loan.  Notwithstanding the foregoing,  the Master Servicer in its sole  discretion (i) may permit the Mortgagor (or may enter into a modification  agreement which will allow the  Mortgagor) to make monthly  payments,  with respect to any Billing  Cycle during the related Draw Period,  in a minimum amount that will be equal to the related  finance  charge for such Billing Cycle and (ii) may reduce the amount of the Credit Limit (to an amount no less than the then  current Loan Balance of such Home Equity Loan) in  connection  with any  refinancing  of a senior lien pursuant to Section 3.01(b) of this Agreement.  In connection with any Curtailment of a Home Equity Loan, the Master  Servicer,  to the
extent  not  inconsistent  with the terms of the  Mortgage  Note and local law and  practice,  may permit  the Home  Equity  Loan to be reamortized  such that the Minimum  Monthly  Payment is  recalculated  as an amount that will fully amortize the remaining Loan Balance thereof by the Final Scheduled Payment Date based on the original Loan Rate.

(b)      The Master  Servicer shall  establish a Custodial  Account,  which shall be an Eligible  Account in which the Master  Servicer shall deposit or cause to be deposited any amounts  representing  payments and collections in respect of the Home Equity Loans received by it on or after the Cut-off Date,  within one Business Day  following  receipt  thereof,  except as otherwise  specifically  provided herein, including the following payments and collections received or made by it (without duplication):

                           (i)      all payments on account of principal,  (including  Principal  Prepayments made by Mortgagors on the
Home Equity Loans or from any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred);

                           (ii)     all  payments on account of interest at the Adjusted  Mortgage  Rate on the Home Equity  Loans,  or
from any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

                           (iii)    the aggregate  Repurchase Price of the Home Equity Loans purchased by the Master Servicer  pursuant to Section 3.15 or by the Limited  Repurchase  Price Holder  pursuant to Section 3.16 and amounts  received from the Seller pursuant to
Article 3 of the Purchase  Agreement in respect of any liability,  penalty or expense that resulted from a breach of the representation and warranty set forth in Section 3.1(b)(x) of the Purchase Agreement;
                           (iv)     Net Liquidation Proceeds net of any related Foreclosure Profit;

                           (v)      all  proceeds  of any  Home  Equity  Loans  repurchased  by the  Seller  pursuant  to the  Purchase
Agreement,  and all  Substitution  Adjustment  Amounts  required to be deposited in  connection  with the  substitution  of an Eligible
Substitute Loan pursuant to the Purchase Agreement;

                           (vi)     Insurance  Proceeds,  other than Net  Liquidation  Proceeds,  resulting  from any insurance  policy maintained on a Mortgaged Property; and

                           (vii)    amounts  required to be paid by the Master  Servicer  pursuant  to  Sections  3.04 and 8.08 and any payments or collections received in the nature of prepayment charges;

provided,  however,  that with respect to each  Collection  Period,  the Master  Servicer shall be permitted to retain from payments in respect of  interest on the Home Equity  Loans,  the Master  Servicing  Fee for such  Collection  Period.  The  foregoing  requirements respecting  deposits to the  Custodial  Account are  exclusive,  it being  understood  that,  without  limiting the  generality  of the foregoing,  the Master Servicer need not deposit in the Custodial Account amounts  representing  Foreclosure  Profits,  fees (including annual fees),  assumption  charges or late charge penalties payable by Mortgagors (such amounts to be retained as additional  servicing compensation  in accordance  with Section 3.09 hereof),  or amounts  received by the Master Servicer for the accounts of Mortgagors for application towards the payment of taxes,  insurance  premiums,  assessments and similar items. In the event any amount not required to be deposited in the  Custodial  Account is so  deposited,  the Master  Servicer may at any time withdraw such amount from the Custodial
Account,  any provision  herein to the contrary  notwithstanding.  The  Custodial  Account may contain funds that belong to one or more trusts created for the notes or  certificates of other series and may contain other funds  respecting  payments on home equity loans or other mortgage loans belonging to the Master Servicer or serviced or master  serviced by it on behalf of others.  Notwithstanding  such commingling of funds,  the Master  Servicer shall keep records that  accurately  reflect the funds on deposit in the Custodial  Account that have been  identified  by it as being  attributable  to the Home  Equity  Loans and shall hold all  collections  in the  Custodial
Account to the extent they  represent  collections  on the Home Equity  Loans for the benefit of the Trust,  the  Securityholders,  the
Credit  Enhancer and the Indenture  Trustee,  as their interests may appear.  The Master Servicer shall retain all Foreclosure  Profits as additional servicing compensation.

         With  respect to  Insurance  Proceeds,  Net  Liquidation  Proceeds,  REO Proceeds and the proceeds of the purchase of any Home
Equity Loan  received in any calendar  month,  the Master  Servicer  may elect to treat such  amounts to be deposited in the  Custodial
Account for  distribution  in  accordance  with  Section 3.05 of the  Indenture  for  distribution  on the Payment Date in the month of receipt,  but is not obligated to do so. If the Master  Servicer so elects,  such amounts will be deemed to have been received (and any related Liquidation Loss Amount shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

         The Master Servicer may cause the institution  maintaining the Custodial  Account to invest any funds in the Custodial Account in Permitted  Investments  (including  obligations  of the Master  Servicer or any of its  Affiliates,  if such  obligations  otherwise qualify as Permitted  Investments),  which shall mature not later than the Business Day  preceding  the next Payment Date and shall not be sold or disposed of prior to its maturity.  Except as provided above,  all income and gain realized from any such  investment  shall inure to the  benefit of the Master  Servicer  and shall be subject  to its  withdrawal  or order from time to time.  The amount of any losses incurred in respect of the principal  amount of any such investments  shall be deposited in the Custodial  Account by the Master
Servicer out of its own funds immediately as realized.

(c)      The Master  Servicer  will require each  Subservicer  to hold all funds  constituting  collections  on the Home Equity  Loans, pending  remittance  thereof to the Master  Servicer,  in one or more accounts  meeting the  requirements of an Eligible  Account,  and invested in Permitted Investments.

Section 3.03      PERMITTED  WITHDRAWALS FROM THE CUSTODIAL  ACCOUNT.  The Master Servicer shall, from time to time as provided herein, make  withdrawals  from the Custodial  Account of amounts on deposit therein pursuant to Section 3.02 that are attributable to the Home
Equity Loans for the following purposes:

(a)      to  deposit  in the  Payment  Account,  on the  Business  Day prior to each  Payment  Date,  an amount  equal to the  Interest
Collections  and Principal  Collections  required to be  distributed on such Payment Date and any payments or collections in the nature of prepayment charges received during the related Collection Period;

(b)      prior to either an Amortization  Event or the Collection  Period during which the Revolving Period ends, to pay to the Seller, the amount of any Additional  Balances as and when created during the related  Collection Period,  provided,  that the aggregate amount so paid to the Seller in respect of  Additional  Balances  at any time  during  any  Collection  Period  shall not exceed the amount of
Principal Collections theretofore received for such Collection Period;

                  (c)      to the extent  deposited to the  Custodial  Account,  to  reimburse  itself or the related  Subservicer  for previously  unreimbursed  expenses  incurred in  maintaining  individual  insurance  policies  pursuant to Section 3.04, or Liquidation
Expenses paid pursuant to Section 3.07 or otherwise  reimbursable  pursuant to the terms of this Servicing Agreement (to the extent not payable  pursuant to Section 3.09),  such  withdrawal  right being limited to amounts  received on particular  Home Equity Loans (other than any Repurchase  Price in respect  thereof) which  represent late  recoveries of the payments for which such advances were made, or from related Liquidation Proceeds or the proceeds of the purchase of such Home Equity Loan;

                  (d)      to pay to itself out of each payment  received on account of interest on a Home Equity Loan as  contemplated by Section 3.09, an amount equal to the related  Master  Servicing Fee (to the extent not retained  pursuant to Section  3.02),  and to pay to any Subservicer any Subservicing Fees not previously withheld by the Subservicer;

                  (e)      to the extent deposited in the Custodial Account to pay to itself as additional  servicing  compensation any interest or investment  income earned on funds  deposited in the Custodial  Account and Payment Account that it is entitled to withdraw pursuant to Sections 3.02(b) and 5.01;

(f)      to the extent  deposited in the Custodial  Account,  to pay to itself as additional  servicing  compensation  any  Foreclosure
Profits (to the extent permitted by law);

                  (g)      to pay to itself, a Subservicer or the Seller,  or any other  appropriate  person,  as the case may be, with respect to any Home Equity Loan or property  acquired in respect  thereof  that has been  purchased  or  otherwise  transferred  to the
Seller,  the Master Servicer,  the Limited Repurchase Right Holder or other entity, all amounts received thereon and not required to be distributed to Securityholders as of the date on which the related Purchase Price or Repurchase Price is determined;

                  (h)      to withdraw  any other  amount  deposited  in the  Custodial  Account  that was not required to be deposited therein pursuant to Section 3.02;

                  (i)      after the  occurrence of an  Amortization  Event,  to pay to the Seller,  the Excluded  Amount for each Home
Equity Loan; and

                  (j)      to reimburse  itself for amounts  expended by it (a)  pursuant to Section  3.06 in good faith in  connection with the  restoration of property  damaged by an Uninsured  Cause,  and (b) in connection with the liquidation of a Home Equity Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (c) above.

Since, in connection with withdrawals  pursuant to clauses (c), (d), (f) and (g), the Master Servicer's  entitlement thereto is limited to collections or other  recoveries on the related Home Equity Loan, the Master Servicer shall keep and maintain  separate  accounting, on a Home Equity Loan by Home Equity Loan basis,  for the purpose of justifying any withdrawal from the Custodial  Account  pursuant to such clauses.  Notwithstanding  any other  provision of this Servicing  Agreement,  the Master  Servicer shall be entitled to reimburse itself for any previously  unreimbursed  expenses incurred pursuant to Section 3.07 or otherwise  reimbursable pursuant to the terms of this Servicing  Agreement that the Master Servicer  determines to be otherwise  nonrecoverable  (except with respect to any Home Equity
Loan as to which the  Repurchase  Price has been  paid),  by  withdrawal  from the  Custodial  Account of  amounts  on deposit  therein attributable to the Home Equity Loans on any Business Day prior to the Payment Date succeeding the date of such determination.

Section 3.04      MAINTENANCE OF HAZARD INSURANCE; PROPERTY PROTECTION EXPENSES.

                    (a)    The Master  Servicer  shall cause to be  maintained  for each Home Equity Loan hazard  insurance  naming the
Master Servicer or related  Subservicer as loss payee thereunder  providing  extended  coverage in an amount which is at least equal to the  lesser of (i) the  maximum  insurable  value of the  improvements  securing  such Home  Equity  Loan from time to time or (ii) the combined  Loan  Balance  owing on such Home  Equity  Loan and any  mortgage  loan  senior to such Home  Equity  Loan from time to time;
provided,  however,  that such coverage may not be less than the minimum amount required to fully  compensate for any loss or damage on a replacement  cost basis.  The Master  Servicer shall also cause to be maintained on property  acquired upon  foreclosure,  or deed in lieu of  foreclosure,  of any Home Equity  Loan,  fire  insurance  with  extended  coverage in an amount which is at least equal to the amount  necessary to avoid the  application of any  co-insurance  clause  contained in the related  hazard  insurance  policy.  Amounts collected  by the Master  Servicer  under any such  policies  (other  than  amounts to be applied to the  restoration  or repair of the related  Mortgaged  Property or property thus acquired or amounts  released to the Mortgagor in accordance  with the Master  Servicer's normal servicing  procedures)  shall be deposited in the Custodial  Account to the extent called for by Section 3.02. In cases in which any Mortgaged  Property is located at any time during the life of a Home Equity Loan in a federally  designated  flood area, the hazard insurance to be maintained  for the related Home Equity Loan shall include flood  insurance (to the extent  available).  All such flood insurance  shall be in amounts  equal to the lesser of (i) the amount  required to  compensate  for any loss or damage to the Mortgaged
Property on a replacement cost basis and (ii) the maximum amount of such insurance  available for the related Mortgaged  Property under the national flood  insurance  program  (assuming that the area in which such Mortgaged  Property is located is  participating  in such program).  The Master  Servicer  shall be under no  obligation to require that any Mortgagor  maintain  earthquake or other  additional insurance and shall be under no obligation  itself to maintain any such additional  insurance on property acquired in respect of a Home
Equity Loan,  other than pursuant to such  applicable  laws and  regulations as shall at any time be in force and as shall require such additional insurance.

         If the Master Servicer shall obtain and maintain a blanket policy  consistent with its general mortgage  servicing  activities insuring  against hazard losses on all of the Home Equity Loans,  it shall  conclusively be deemed to have satisfied its obligations as set forth in the first  sentence of this  Section  3.04,  it being  understood  and agreed  that such  policy may contain a  deductible clause,  in which case the Master  Servicer  shall,  in the event that there shall not have been  maintained  on the related  Mortgaged
Property a policy  complying  with the first  sentence  of this  Section  3.04 and there  shall have been a loss which  would have been covered by such policy,  deposit in the Custodial  Account the amount not otherwise  payable under the blanket  policy  because of such deductible  clause.  Any such deposit by the Master  Servicer  shall be made on the last Business Day of the  Collection  Period in the month in which  payments under any such policy would have been deposited in the Custodial  Account.  In connection  with its activities as servicer  of the Home Equity  Loans,  the Master  Servicer  agrees to  present,  on behalf of itself,  the Issuer and the  Indenture
Trustee, claims under any such blanket policy.

Section 3.05      ENFORCEMENT  OF DUE-ON-SALE  CLAUSES;  ASSUMPTION  AND  MODIFICATION  AGREEMENTS;  RELEASE OR  SUBSTITUTION  OF LIEN.
(a)When any Mortgaged  Property is conveyed by the Mortgagor,  the Master  Servicer or  Subservicer,  to the extent it has knowledge of such  conveyance,  shall enforce any  due-on-sale  clause  contained in any Mortgage Note or Mortgage,  to the extent  permitted  under applicable law and  governmental  regulations,  but only to the extent that such  enforcement  will not adversely  affect or jeopardize coverage  under any Required  Insurance  Policy or otherwise  adversely  affect the interests of the  Certificateholders  or the Credit
Enhancer.  Notwithstanding the foregoing:

                  (i)      the  Master  Servicer  shall not be deemed to be in  default  under  this  Section  3.05(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and

                  (ii)     if the Master  Servicer  determines  that it is reasonably  likely that any Mortgagor will bring,  or if any
         Mortgagor does bring,  legal action to declare invalid or otherwise  avoid  enforcement of a due-on-sale  clause  contained in any Mortgage  Note or Mortgage,  the Master  Servicer  shall not be required to enforce the  due-on-sale  clause or to contest such action.

                  (b)      Subject to the Master  Servicer's duty to enforce any due-on-sale  clause to the extent set forth in Section
3.05(a),  the Master Servicer or the related Subservicer,  as the case may be, shall be entitled to (A) execute assumption  agreements, substitution  agreements,  and instruments of  satisfaction  or  cancellation or of partial or full release or discharge,  or any other document  contemplated  by this Servicing  Agreement and other  comparable  instruments  with respect to the Home Equity Loans and with respect to the Mortgaged  Properties  subject to the Mortgages (and the Issuer and the Indenture  Trustee each shall  promptly  execute any such documents on request of the Master  Servicer) and (B) approve the granting of an easement  thereon in favor of another Person, any alteration or demolition of the related  Mortgaged  Property or other similar  matters,  if it has determined,  exercising its good faith  business  judgment in the same manner as it would if it were the owner of the related Home Equity Loan,  that the security  for, and the timely and full  collectability  of, such Home Equity Loan would not be adversely  affected thereby. A partial release pursuant to this Section 3.05 shall be permitted only if the Combined  Loan-to-Value  Ratio for such Home Equity Loan after such partial release does not exceed the Combined  Loan-to-Value  Ratio for such Home Equity Loan as of the Cut-off  Date.  Any fee  collected by the Master
Servicer or the related  Subservicer  for  processing  such  request  will be retained by the Master  Servicer or such  Subservicer  as additional servicing compensation.

                  (c)      The Master  Servicer  may enter into an  agreement  with a Mortgagor  to release  the lien on the  Mortgaged
Property  relating to a Home Equity Loan (the  "Existing  Lien"),  if at the time of such  agreement the Home Equity Loan is current in payment of principal and interest, under any of the following circumstances:

(i)      in any case in which,  simultaneously  with the release of the  Existing  Lien,  the  Mortgagor  executes  and delivers to the
Master Servicer a Mortgage on a substitute Mortgaged Property,  provided that the Combined  Loan-to-Value Ratio of the Home Equity Loan
(calculated based on the Appraised Value of the substitute  Mortgaged  Property) is not greater than the Combined  Loan-to-Value  Ratio prior to releasing the Existing Lien;

(ii)     in any case in which,  simultaneously  with the release of the  Existing  Lien,  the  Mortgagor  executes  and delivers to the
Master Servicer a Mortgage on a substitute Mortgaged Property,  provided that: (A) the Combined  Loan-to-Value Ratio of the Home Equity
Loan  (calculated  based on the Appraised  Value of the substitute  Mortgaged  Property) is not greater than the lesser of (1) 100% and
(2) 105% of the Combined  Loan-to-Value  Ratio prior to releasing the Existing Lien;  and (B) the Master  Servicer  determines  that at least two appropriate  compensating  factors are present  (compensating  factors may include,  without  limitation,  an increase in the
Mortgagor's  monthly cash flow after debt service,  the Mortgagor's  debt-to-income  ratio has not increased since  origination,  or an increase in the Mortgagor's credit score); or

(iii)    in any case in which,  at the time of release of the Existing Lien, the Mortgagor does not provide the Master  Servicer with a
Mortgage on a  substitute  Mortgaged  Property  (any Home  Equity Loan that  becomes and  remains  unsecured  in  accordance  with this subsection,  an "Unsecured  Loan"),  provided that: (A) the current Combined  Loan-to-Value  Ratio is greater than or equal to 85%; (B)
the Master  Servicer  shall not permit the release of an Existing Lien under this clause (iii) as to more than 100 Home Equity Loans in any calendar  year; (C) at no time shall the aggregate  Loan Balance of Unsecured  Loans exceed 2.5% of the then Pool Balance;  (D) the
Mortgagor  agrees to an automatic  debit payment plan; and (E) the Master  Servicer shall provide notice to each Rating Agency that has requested notice of such releases.

         In connection  with any Unsecured  Loan, the Master Servicer may require the Mortgagor to enter into an agreement under which:
(i) the Loan Rate may be increased effective until a substitute  Mortgage meeting the criteria under (i) or (ii) above is provided;  or
(ii) any other  provision may be made which the Master  Servicer  considers to be  appropriate.  Thereafter,  the Master Servicer shall determine in its  discretion  whether to accept any proposed  Mortgage on any  substitute  Mortgaged  Property as security for the Home
Equity Loan, and the Master Servicer may require the Mortgagor to agree to any further  conditions which the Master Servicer  considers appropriate  in  connection  with such  substitution,  which may include a  reduction  of the Loan Rate (but not below the Loan Rate in effect at the  Closing  Date).  Any Home  Equity  Loan as to which a  Mortgage  on a  substitute  Mortgaged  Property  is  provided  in accordance with the preceding sentence shall no longer be deemed to be an Unsecured Loan.

                  (d)      Subject to any other  applicable  terms and  conditions  of this  Agreement,  the Master  Servicer  shall be entitled to approve an assignment in lieu of  satisfaction  with respect to any Home Equity Loan,  provided the obligee with respect to such Home Equity Loan following such proposed  assignment  provides the Master Servicer with a "Lender  Certification for Assignment of
Home Equity Loan" in the form attached  hereto as Exhibit D, in form and  substance  satisfactory  to the Indenture  Trustee and Master
Servicer,  providing the following:  (i) that the Home Equity Loan is secured by Mortgaged  Property located in a jurisdiction in which an assignment in lieu of  satisfaction is required to preserve lien priority,  minimize or avoid mortgage  recording taxes or otherwise comply with, or facilitate a refinancing  under,  the laws of such  jurisdiction;  (ii) that the substance of the assignment is, and is intended to be, a  refinancing  of such Home Equity Loan and that the form of the  transaction  is solely to comply with, or facilitate the  transaction  under,  such local laws;  (iii) that the Home Equity  Loan  following  the  proposed  assignment  will have a rate of interest at least 0.25  percent  below or above the rate of interest on such Home Equity Loan prior to such  proposed  assignment;  and
(iv) that such  assignment  is at the request of the borrower  under the related Home Equity Loan.  Upon  approval of an  assignment in lieu of  satisfaction  with respect to any Home Equity Loan,  the Master  Servicer  shall receive cash in an amount equal to the unpaid
Loan  Balance of and  accrued  interest  on such Home  Equity  Loan and the Master  Servicer  shall  treat such  amount as a  Principal
Prepayment in Full with respect to such Home Equity Loan for all purposes hereof.

Section 3.06      TRUST ESTATE; RELATED DOCUMENTS   (a)       When required by the provisions of this Servicing  Agreement,  the Issuer or the Indenture  Trustee shall execute  instruments to release property from the terms of the Trust Agreement,  Indenture or Custodial
Agreement,  as applicable,  or convey the Issuer's or the Indenture Trustee's interest in the same, in a manner and under circumstances which are not  inconsistent  with the  provisions of this  Servicing  Agreement.  No party  relying upon an instrument  executed by the
Issuer or the Indenture  Trustee as provided in this Section 3.06 shall be bound to ascertain  the Issuer's or the Indenture  Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

                  (b)      If from time to time the Master  Servicer  shall deliver to the Custodian  copies of any written  assurance, assumption  agreement or  substitution  agreement or other similar  agreement  pursuant to Section 3.05, the Custodian shall check that each of such documents  purports to be an original  executed copy (or a copy of the original executed document if the original executed copy has been  submitted for recording and has not yet been returned)  and, if so, shall file such  documents,  and upon receipt of the original executed copy from the applicable  recording office or receipt of a copy thereof certified by the applicable  recording office shall file such originals or certified  copies with the Related  Documents.  If any such documents  submitted by the Master Servicer do not meet the above  qualifications,  such  documents  shall  promptly be  returned  by the  Custodian  to the Master  Servicer,  with a direction to the Master Servicer to forward the correct documentation.

                  (c)      Upon receipt of a Request for Release from the Master  Servicer,  substantially  in the form of Exhibit C to the effect that a Home Equity Loan has been the subject of a final  payment or a  prepayment  in full and the related  Home Equity Loan has been  terminated  or that  substantially  all  Liquidation  Proceeds  which  have been  determined  by the Master  Servicer  in its reasonable  judgment to be finally  recoverable  have been recovered,  and upon deposit to the Custodial  Account of such final monthly payment,  prepayment  in full  together  with accrued and unpaid  interest to the date of such payment with respect to such Home Equity
Loan or, if applicable,  Liquidation  Proceeds,  the Custodian  shall promptly  release the Related  Documents to the Master  Servicer, which the Indenture  Trustee shall execute,  along with such documents as the Master  Servicer or the Mortgagor may request to evidence satisfaction  and  discharge of such Home Equity Loan,  upon request of the Master  Servicer.  If from time to time and as  appropriate for the servicing or foreclosure of any Home Equity Loan, the Master Servicer  requests the Custodian to release the Related  Documents and delivers to the  Custodian a trust receipt  reasonably  satisfactory  to the  Custodian and signed by a Responsible  Officer of the
Master  Servicer,  the  Custodian  shall  release the Related  Documents  to the Master  Servicer.  If such Home Equity  Loans shall be liquidated  and the Custodian  receives a certificate  from the Master  Servicer as provided  above,  then,  upon request of the Master
Servicer, the Custodian shall release the trust receipt to the Master Servicer.

Section 3.07      REALIZATION  UPON  DEFAULTED  HOME EQUITY LOANS;  LOSS  MITIGATION.  With respect to such of the Home Equity Loans as come into and continue in default,  the Master  Servicer will decide  whether to (i) foreclose upon the Mortgaged  Properties  securing such Home Equity  Loans,  (ii) write off the unpaid Loan  Balance of the Home  Equity  Loans as bad debt,  (iii) take a deed in lieu of foreclosure,  (iv) accept a short sale (a payoff of the Home Equity Loan for an amount less than the total  amount  contractually  owed in order to facilitate a sale of the Mortgaged  Property by the  Mortgagor) or permit a short  refinancing (a payoff of the Home Equity
Loan for an amount less than the total amount contractually owed in order to facilitate  refinancing  transactions by the Mortgagor not involving a sale of the Mortgaged  Property),  (v) arrange for a repayment  plan,  (vi) agree to a modification in accordance with this
Servicing  Agreement,  or (vii) take an unsecured note, in connection with a negotiated release of the lien of the Mortgage in order to facilitate a settlement  with the  Mortgagor;  in each case subject to the rights of any related  first lien holder;  provided  that in connection  with the foregoing if the Master  Servicer has actual  knowledge  that any  Mortgaged  Property is affected by hazardous or toxic wastes or substances and that the acquisition of such Mortgaged  Property would not be commercially  reasonable,  then the Master
Servicer will not cause the Issuer or the Indenture  Trustee to acquire title to such  Mortgaged  Property in a foreclosure  or similar proceeding.  In connection with such decision,  the Master Servicer shall follow such practices (including,  in the case of any default on a related senior  mortgage loan, the advancing of funds to correct such default if deemed to be appropriate by the Master  Servicer)
and procedures as it shall deem necessary or advisable and as shall be normal and usual in its general  mortgage  servicing  activities and as shall be required or  permitted  by the Program  Guide;  provided  that the Master  Servicer  shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or attempted  foreclosure  which is not completed or other  conversion  in a manner that is consistent  with the  provisions of this  Servicing  Agreement.  The foregoing is subject to the proviso  that the Master  Servicer  shall not be required  to expend its own funds in  connection  with any  foreclosure  or  attempted foreclosure  which is not completed or towards the  correction of any default on a related  senior  mortgage loan or restoration of any property unless it shall determine that such  expenditure  will increase Net Liquidation  Proceeds.  In the event of a determination by the Master  Servicer  that any such  expenditure  previously  made  pursuant to this  Section  3.07 will not be  reimbursable  from Net
Liquidation Proceeds, the Master Servicer shall be entitled to reimbursement of its funds so expended pursuant to Section 3.03.

                  In  addition,  the Master  Servicer may pursue any remedies  that may be available in  connection  with a breach of a representation  and warranty with respect to any such Home Equity Loan in accordance  with Section 2.03.  However,  the Master Servicer is not  required to continue to pursue both  foreclosure  (or similar  remedies)  with respect to the Home Equity Loans and remedies in connection  with a breach of a  representation  and warranty if the Master  Servicer  determines in its reasonable  discretion that one such remedy is more likely to result in a greater  recovery as to the Home Equity Loan.  Upon the  occurrence of a Cash  Liquidation or
REO Disposition,  following the deposit in the Custodial  Account of all Insurance  Proceeds,  Liquidation  Proceeds and other payments and recoveries  referred to in the definition of "Cash Liquidation" or "REO Disposition," as applicable,  upon receipt by the Indenture
Trustee of written  notification of such deposit signed by a Servicing  Officer,  the Indenture  Trustee or any Custodian,  as the case may be, shall  release to the Master  Servicer the related  Mortgage  File and the  Indenture  Trustee  shall  execute and deliver such instruments of transfer or assignment  prepared by the Master Servicer,  in each case without  recourse,  representation or warranty as shall be necessary to vest in the Master  Servicer or its designee,  as the case may be, the related Home Equity Loan,  and  thereafter such Home Equity Loan shall not be part of the Trust.  Notwithstanding  the foregoing or any other provision of this Agreement,  in the
Master  Servicer's  sole  discretion  with  respect to any  defaulted  Home Equity Loan or REO  Property as to either of the  following provisions,  (i) a Cash  Liquidation or REO Disposition  may be deemed to have occurred if  substantially  all amounts  expected by the
Master  Servicer  to be received in  connection  with the related  defaulted  Home  Equity  Loan or REO  Property  have been  received;
provided,  however, a Cash Liquidation or REO Disposition shall be deemed to have occurred with respect to any Home Equity Loan that is
180 days or more delinquent as of the end of the related  Collection  Period;  provided further,  however,  any subsequent  collections with  respect to any such Home Equity Loan shall be deposited  to the  Custodial  Account,  and (ii) for  purposes of  determining  the amount of any  Liquidation  Proceeds,  Insurance  Proceeds,  REO  Proceeds or any other  unscheduled  collections  or the amount of any
Liquidation Loss Amount,  the Master Servicer may take into account minimal amounts of additional  receipts  expected to be received or any estimated  additional  liquidation  expenses  expected to be incurred in connection with the related  defaulted Home Equity Loan or
REO Property.

         In the event that title to any Mortgaged  Property is acquired in foreclosure by the Trust or by deed in lieu of  foreclosure, the deed or certificate of sale shall be issued in the name of the Indenture  Trustee or a nominee thereof,  who shall hold the same on behalf  of the  Issuer  in  accordance  with  Section  3.13 of the  Indenture.  Notwithstanding  any  such  acquisition  of  title  and cancellation  of the related Home Equity Loan,  such  Mortgaged  Property  shall  (except as otherwise  expressly  provided  herein) be considered  to be an  outstanding  Home  Equity  Loan held as an asset of the Issuer  until such time as such  property  shall be sold.
Consistent with the foregoing for purposes of all  calculations  hereunder,  so long as such Mortgaged  Property shall be considered to be an  outstanding  Home Equity Loan it shall be assumed  that,  notwithstanding  that the  indebtedness  evidenced by the related Loan
Agreement  shall  have  been  discharged,  such  Loan  Agreement  in effect at the time of any such  acquisition  of title  before  any adjustment  thereto by reason of any  bankruptcy or similar  proceeding or any moratorium or similar waiver or grace period will remain in effect.

         Any  proceeds  from the  purchase or  repurchase  of any Home Equity  Loan,  that occur before such Home Equity Loan is deemed liquidated,  pursuant to the terms of this Servicing  Agreement  (including  without  limitation  Sections 2.03, 3.15 and 3.16) will be applied in the following  order of priority:  first,  to the Master  Servicer or the related  Subservicer,  all Servicing  Fees payable therefrom  to the Payment  Date on which such amounts are to be deposited  in the Payment  Account;  second,  as Interest  Collections, accrued and unpaid  interest on the related Home Equity Loan,  at the Net Loan Rate to the Payment Date on which such amounts are to be deposited in the Payment Account; and third, as Principal Collections, as a recovery of principal on the Home Equity Loan.

         Liquidation  Proceeds  with  respect to a  Liquidated  Home Equity Loan will be applied in the  following  order of  priority:
first, to reimburse the Master Servicer or the related  Subservicer in accordance with this Section 3.07 for any Liquidation  Expenses;
second,  to the Master  Servicer  or the  related  Subservicer,  all unpaid  Servicing  Fees  through  the date of receipt of the final
Liquidation  Proceeds;  third, as Principal  Collections,  as a recovery of principal on the Home Equity Loan, up to an amount equal to the Loan Balance of the related Home Equity Loan  immediately  prior to the date it became a Liquidated  Home Equity Loan;  fourth,  as
Interest  Collections,  accrued and unpaid interest on the related Home Equity Loan at the Net Loan Rate through the date of receipt of the final Liquidation Proceeds; and fifth, to Foreclosure Profits.

         Proceeds and other  recoveries  from a Home Equity Loan after it becomes a Liquidated  Home Equity Loan will be applied in the following order of priority:  first,  to reimburse the Master Servicer or the related  Subservicer in accordance with this Section 3.07 for any expenses  previously  unreimbursed  from  Liquidation  Proceeds or  otherwise;  second,  to the Master  Servicer or the related
Subservicer,  all unpaid  Servicing  Fees payable  thereto  through the date of receipt of the proceeds  previously  unreimbursed  from
Liquidation  Proceeds or otherwise;  third,  as Interest  Collections,  up to an amount equal to the sum of (a) the Loan Balance of the related Home Equity Loan  immediately  prior to the date it became a Liquidated  Home Equity Loan,  less any Net  Liquidation  Proceeds previously  received with respect to such Home Equity Loan and applied as a recovery of principal,  and (b) accrued and unpaid interest on the related Home Equity Loan at the Net Loan Rate through the date of deemed liquidation; and fourth, to Foreclosure Profits.

         In the event of a default on a Home Equity Loan one or more of whose  obligors is a Non-United  States  Person,  in connection with any  foreclosure or acquisition of a deed in lieu of foreclosure  (together,  "foreclosure")  in respect of such Home Equity Loan, the Master  Servicer  will cause  compliance  with the  provisions  of Treasury  Regulation  Section  1.1445-2(d)(3)  (or any successor thereto)  necessary to assure that no withholding tax obligation arises with respect to the proceeds of such foreclosure  except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Home Equity Loan.

Section 3.08      ISSUER AND  INDENTURE  TRUSTEE TO  COOPERATE.  On or before each Payment  Date,  the Master  Servicer will notify the
Indenture  Trustee or the Custodian,  with a copy to the Issuer,  of the  termination of or the payment in full and the  termination of any Home Equity Loan during the preceding  Collection  Period.  Upon receipt of payment in full,  the Master  Servicer is authorized to execute,  pursuant to the  authorization  contained in Section  3.01, if the  assignments  of Mortgage have been recorded to the extent required under the Purchase Agreement,  an instrument of satisfaction regarding the related Mortgage,  which instrument of satisfaction shall be recorded by the Master  Servicer if required by applicable law and be delivered to the Person  entitled  thereto and cause the removal  from the  registration  of the MERS(R)System of such  Mortgage.  It is  understood  and agreed that any  expenses  incurred in connection  with such  instrument of  satisfaction  or transfer shall be reimbursed  from amounts  deposited in the Custodial  Account.
From time to time and as appropriate  for the servicing or foreclosure of any Home Equity Loan, the Indenture  Trustee or the Custodian
shall,  upon  request of the Master  Servicer and  delivery to the  Indenture  Trustee or  Custodian,  with a copy to the Issuer,  of a
Request for  Release,  in the form  annexed  hereto as Exhibit C, signed by a Servicing  Officer,  release or cause to be released  the related Mortgage File to the Master Servicer and the Issuer or Indenture  Trustee shall promptly  execute such documents,  in the forms provided by the Master  Servicer,  as shall be necessary for the  prosecution of any such  proceedings or the taking of other servicing actions.  Such trust receipt shall obligate the Master  Servicer to return the Mortgage File to the Indenture  Trustee or the Custodian
(as  specified in such  receipt)  when the need  therefor by the Master  Servicer no longer exists unless the Home Equity Loan shall be liquidated,  in which case,  upon receipt of a certificate of a Servicing  Officer  similar to that  hereinabove  specified,  the trust receipt shall be released to the Master Servicer.

         In order to  facilitate  the  foreclosure  of the  Mortgage  securing  any  Home  Equity  Loan  that is in  default  following recordation of the assignments of Mortgage in accordance with the provisions of the Purchase  Agreement,  the Indenture  Trustee or the
Issuer shall, if so requested in writing by the Master  Servicer,  promptly  execute an appropriate  assignment in the form provided by the Master  Servicer to assign such Home Equity Loan for the purpose of collection to the Master  Servicer (any such  assignment  shall unambiguously  indicate that the  assignment  is for the purpose of collection  only),  and,  upon such  assignment,  such assignee for collection  will  thereupon  bring all  required  actions in its own name and  otherwise  enforce the terms of the Home Equity Loan and deposit or credit the Net  Liquidation  Proceeds,  exclusive of  Foreclosure  Profits,  received with respect  thereto in the Custodial
Account.  In the event  that all  delinquent  payments  due under any such Home  Equity  Loan are paid by the  Mortgagor  and any other defaults are cured,  then the assignee for  collection  shall  promptly  reassign  such Home Equity Loan to the  Indenture  Trustee and return all Related Documents to the place where the related Mortgage File was being maintained.

         In  connection  with the Issuer's  obligation  to cooperate as provided in this Section 3.08 and all other  provisions of this
Servicing  Agreement  requiring  the Issuer to authorize or permit any actions to be taken with respect to the Home Equity  Loans,  the
Indenture  Trustee,  as pledgee of the Home Equity  Loans and as  assignee  of record of the Home Equity  Loans on behalf of the Issuer pursuant  to Section  3.13 of the  Indenture,  expressly  agrees,  on behalf of the Issuer,  to take all such  actions on behalf of the
Issuer and to  promptly  execute  and return all  instruments  reasonably  required by the Master  Servicer  in  connection  therewith;
provided,  that if the Master Servicer shall request a signature of the Indenture Trustee, on behalf of the Issuer, the Master Servicer will deliver to the Indenture  Trustee an Officer's  Certificate  stating that such signature is necessary or appropriate to enable the
Master Servicer to carry out its servicing and administrative duties under this Servicing Agreement.

Section 3.09      SERVICING  COMPENSATION;  PAYMENT OF CERTAIN  EXPENSES BY MASTER  SERVICER.  The Master Servicer shall be entitled to receive the Master  Servicing  Fee in  accordance  with Sections  3.02 and 3.03 as  compensation  for its services in  connection  with servicing  the Home  Equity  Loans.  Subject to Section  3.07,  in the event that  Liquidation  Proceeds,  Insurance  Proceeds  and REO
Proceeds  in respect of a Cash  Liquidation  or REO  Disposition  exceed the unpaid  Loan  Balance of such Home Equity Loan plus unpaid interest  accrued  thereon  (including  REO Imputed  Interest) at the related Net Loan Rate,  the Master  Servicer shall be entitled to retain therefrom and to pay to itself and/or the related  Subservicer,  any Foreclosure Profits.  Additional servicing  compensation in the form of  assumption  fees,  investment  income on  amounts in the  Custodial  Account or the  Certificate  Distribution  Account or
otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided  herein.  Moreover,  additional  servicing compensation in the form of late payment charges,  investment  income on amounts in the Payment Account and other receipts not required to be  deposited  in the  Custodial  Account as  specified  in Section  3.02(b)  shall be retained by the Master  Servicer.  The Master
Servicer shall be required to pay all expenses  incurred by it in connection with its activities  hereunder  (including  payment of all other fees and expenses not expressly stated hereunder to be for the account of the  Securityholders,  including,  without  limitation, the fees and expenses of the Owner Trustee, Indenture Trustee and any Custodian) and shall not be entitled to reimbursement therefor.

Section 3.10      ANNUAL STATEMENT AS TO COMPLIANCE. (a)      The Master  Servicer  will  deliver to the  Depositor,  the  Issuer,  the
Credit  Enhancer  and the  Indenture  Trustee on or before the earlier of (a) March 31 of each year or (b) with respect to any calendar year during  which the  Depositor's  annual  report on Form 10-K is required to be filed in  accordance  with the  Exchange Act and the rules and  regulations of the  Commission,  the date on which the annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission,  a servicer compliance  certificate,  signed by an authorized officer of the Master Servicer, as described in Item 1123 of Regulation AB, to the effect that:

                  (i)      A review of the Master  Servicer's  activities during the reporting period and of its performance under this
Servicing Agreement has been made under such officer's supervision.

                  (ii)     To the best of such officer's knowledge,  based on such review, the Master Servicer has fulfilled all of its obligations  under this Servicing  Agreement in all material  respects  throughout the reporting period or, if there has been a failure to fulfill any such  obligation in any material  respect,  specifying each such failure known to such officer and the nature and status thereof.

                  The Master Servicer shall use commercially  reasonable efforts to obtain from all other parties  participating in the servicing function any additional  certifications  required under Item 1123 of Regulation AB to the extent required to be included in a
Report on Form 10-K;  provided,  however,  that a failure to obtain such certifications  shall not be a breach of the Master Servicer's duties hereunder if any such party fails to deliver such a certification.

                  (b)      The  Master  Servicer  shall  deliver to the Issuer  and the  Indenture  Trustee,  with a copy to the Credit
Enhancer,  promptly after having obtained knowledge thereof,  but in no event later than five Business Days thereafter,  written notice by means of an  Officer's  Certificate  of any event  which  with the  giving of  notice or the lapse of time or both,  would  become a
Servicing Default.

Section 3.11      ANNUAL  INDEPENDENT  PUBLIC  ACCOUNTANTS'  SERVICING REPORT. On or before the earlier of (a) March 31 of each year or
(b) with respect to any calendar  year during which the  Depositor's  annual  report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the  Commission,  the date on which the annual report is required to be filed in accordance  with the Exchange Act and the rules and  regulations of the  Commission,  the Master  Servicer at its expense shall cause a firm of independent public accountants,  which shall be members of the American Institute of Certified Public  Accountants,  to furnish a report to the Depositor and the Indenture  Trustee the  attestation  required  under Item 1122(b) of Regulation AB. In rendering such statement,  such firm may rely, as to matters relating to the direct  servicing of home equity loans by  Subservicers,  upon comparable statements for examinations  conducted by independent public accountants  substantially in accordance with standards established by the
American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

Section 3.12      ACCESS TO CERTAIN  DOCUMENTATION  AND INFORMATION  REGARDING THE HOME EQUITY LOANS. The Master Servicer shall provide to the Credit Enhancer,  any  Securityholder  upon reasonable  request (or a regulator for a Securityholder)  or the Indenture Trustee, reasonable  access to the  documentation  regarding  the Home Equity  Loans such access  being  afforded  without  charge but only upon reasonable  request  and during  normal  business  hours at the  offices of the Master  Servicer.  Nothing in this  Section  3.12 shall derogate from the obligation of the Master Servicer to observe any applicable law prohibiting  disclosure of information  regarding the
Mortgagors  and the failure of the Master  Servicer to provide  access as provided in this Section 3.12 as a result of such  obligation shall not constitute a breach of this Section 3.12.

Section 3.13      MAINTENANCE OF CERTAIN  SERVICING  INSURANCE  POLICIES.  The Master  Servicer shall during the term of its service as servicer  maintain in force (i) a policy or policies of insurance  covering  errors and omissions in the performance of its obligations as master  servicer  hereunder and (ii) a fidelity bond in respect of its officers,  employees or agents.  Each such policy or policies and bond shall be at least equal to the  coverage  that would be  required  by Fannie Mae or Freddie  Mac,  whichever  is greater,  for
Persons  performing  servicing for Home Equity Loans  purchased by such entity.  Coverage of the Master Servicer under a policy or bond obtained  by an  Affiliate  of the Master  Servicer  and  providing  the  coverage  required  by this  Section  3.13 shall  satisfy the requirements of this Section 3.13.

Section 3.14      INFORMATION  REQUIRED BY THE INTERNAL  REVENUE  SERVICE AND REPORTS OF  FORECLOSURES  AND  ABANDONMENTS  OF MORTGAGED
PROPERTY.  The Master  Servicer  shall  prepare and deliver all federal and state  information  reports with respect to the Home Equity
Loans when and as required by all applicable  state and federal income tax laws. In particular,  with respect to the requirement  under
Section 6050J of the Code to the effect that the Master  Servicer or Subservicer  shall make reports of foreclosures  and  abandonments of any mortgaged  property for each year beginning in 2006,  the Master  Servicer or  Subservicer  shall file reports  relating to each instance  occurring  during the previous  calendar year commencing with the fiscal year 2006 in which the Master Servicer (i) on behalf of the Issuer,  acquires an interest in any Mortgaged  Property through  foreclosure or other comparable  conversion in full or partial satisfaction  of a Home Equity Loan, or (ii) knows or has reason to know that any Mortgaged  Property has been  abandoned.  The reports from the Master  Servicer or  Subservicer  shall be in form and  substance  sufficient to meet the  reporting  requirements  imposed by
Section 6050J and Section 6050H (reports relating to mortgage interest received) of the Code.

Section 3.15      OPTIONAL REPURCHASE OR TRANSFER OF HOME EQUITY LOANS.

                  (a)       Notwithstanding  any provision in Section 3.07 to the contrary,  the Master Servicer,  at its option and in its sole  discretion,  may  repurchase any Home Equity Loan that is delinquent in payment for a period of 90 days or longer for a price equal to the  Repurchase  Price;  provided that such Home Equity Loan is 90 days or more  delinquent at the time of  repurchase.  If at any time the Master  Servicer  makes a payment to the  Payment  Account  covering  the amount of the  Repurchase  Price for such a Home
Equity Loan, and the Master Servicer provides to the Indenture  Trustee a certification  signed by a Servicing Officer stating that the amount of such payment has been  deposited in the Payment  Account,  then the Indenture  Trustee  shall execute the  assignment of such
Home Equity Loan at the request of the Master  Servicer  without  recourse,  representation  or warranty to the Master  Servicer  which shall succeed to all the Indenture  Trustee's  right,  title and interest in and to such Loan, and all security and documents  relative thereto.  Such  assignment  shall be an assignment  outright and not for  security.  The Master  Servicer will  thereupon own such Home
Equity Loan, and all such security and documents,  free of any further obligation to the Indenture Trustee or the Securityholders  with respect thereto.

                  (b)      Subject  to the  conditions  set forth  below,  the Master  Servicer,  upon  receipt  of written  notice and direction  from the Issuer,  shall cause the  retransfer of Home Equity Loans from the Indenture  Trustee to the Issuer as of the close of business on a Payment Date (the  "Transfer  Date").  On the fifth  Business Day (the  "Transfer  Notice Date") prior to the Transfer
Date  designated in such notice,  the Master Servicer shall give the Indenture  Trustee,  the Rating Agencies and the Credit Enhancer a
notice of the proposed  retransfer that contains a list of the Home Equity Loans to be  retransferred.  Such retransfers of Home Equity
Loans shall be permitted upon satisfaction of the following conditions:

(i)      No Amortization Event has occurred or will result from such retransfer;

(ii)     On the Transfer Date, the  Overcollateralization  Amount (after giving effect to the removal from the Trust of the Home Equity
Loans proposed to be transferred) will equal or exceed the Required Overcollateralization Amount;

(iii)    On or before the Transfer  Date,  the Master  Servicer  shall have  delivered  to the  Indenture  Trustee and the  Custodian a revised Home Equity Loan Schedule showing that the Home Equity Loans are no longer owned by the Trust;

(iv)     The Master  Servicer  shall  represent  and warrant that the Home Equity  Loans to be removed from the Trust were  selected at random and the Master  Servicer  shall have  received the consent of the Credit  Enhancer as to the  selection of the  particular  Home
Equity Loans to be removed; and

(v)      The  Master  Servicer  shall have  delivered  to the  Indenture  Trustee  and the Credit  Enhancer  an  officer's  certificate certifying that the items set forth in subparagraphs (i) through (iv),  inclusive,  have been performed or are true and correct, as the case may be. The Indenture  Trustee may  conclusively  rely on such  officer's  certificate,  shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying.

         The Master  Servicer  shall not be permitted  to effect the  retransfer  of any Home Equity Loan except  under the  conditions specified  above.  Upon  receiving the requisite  notice and direction from the Issuer,  the Master  Servicer shall perform in a timely manner those acts required of it, as specified above.  Upon  satisfaction of the above  conditions,  on the Transfer Date the Indenture
Trustee  shall  deliver,  or cause to be delivered,  to the Issuer a written  itemization  of each Home Equity Loan being  transferred, together  with the Mortgage File for each such Home Equity Loan,  and the Indenture  Trustee shall execute and deliver to the Issuer or its designee such other documents  prepared by the Master Servicer as shall be reasonably  necessary to transfer such Home Equity Loans to the  Certificateholders.  Any such  transfer  of the Trust's  right,  title and  interest  in and to the Home Equity  Loans shall be without recourse, representation or warranty by or of the Indenture Trustee or the Trust to the Issuer or its designee.

Section 3.16      LIMITED HOME EQUITY LOAN REPURCHASE  RIGHT. The Limited  Repurchase Right Holder will have the irrevocable  option at any time to purchase any of the Home Equity Loans at the  Repurchase  Price,  up to a maximum of five Home Equity  Loans.  In the event that this option is  exercised as to any five Home Equity  Loans in the  aggregate,  this option will  thereupon  terminate.  If at any time the Limited  Repurchase  Right Holder makes a payment to the Custodial  Account  covering the amount of the  Repurchase  Price for such a Home Equity Loan,  and the Limited  Repurchase  Right  Holder  provides to the  Indenture  Trustee a  certification  signed by a
Servicing  Officer  stating that the amount of such payment has been  deposited in the Custodial  Account,  then the Indenture  Trustee shall execute the assignment of such Home Equity Loan at the request of the Limited  Repurchase  Right Holder  without  recourse to the
Limited  Repurchase  Right Holder which shall  succeed to all the  Indenture  Trustee's  right,  title and interest in and to such Home
Equity Loan, and all security and documents  relative  thereto.  Such assignment shall be an assignment  outright and not for security.
The Limited  Repurchase  Right Holder will  thereupon  own such  Mortgage,  and all such  security and  documents,  free of any further obligation to the Indenture Trustee with respect thereto.

ARTICLE IV

                                                         SERVICING CERTIFICATE

Section 4.01      STATEMENTS  TO  SECURITYHOLDERS.  (a) With respect to each Payment  Date,  on the Business Day  following the related
Determination  Date, the Master Servicer shall forward to the Indenture  Trustee and the Indenture  Trustee pursuant to Section 3.26 of the Indenture  shall forward or cause to be forwarded by mail or otherwise make available  electronically  at  www.jpmorgan.com/sfr  to each  Certificateholder,  Noteholder,  the Credit Enhancer,  the Depositor,  the Owner Trustee,  the Certificate  Paying Agent and each
Rating Agency, a statement setting forth the following information (the "Servicing  Certificate") as to the Notes and Certificates,  to
the extent applicable:

(i)      the applicable Record Date, Determination Date and Payment Date;

(ii)     the aggregate amount of payments received with respect to the Home Equity Loans, including prepayment amounts;

(iii)    the Servicing Fee and Subservicing Fee payable to the Master Servicer and the Subservicer;

(iv)     the amount of any other fees or expenses paid, and the identity of the party receiving such fees or expenses;

(v)      the aggregate amount of (a) Interest Collections,  (b) Principal Collections and (c) Substitution  Adjustment Amounts for such
Collection Period;

(vi)     the amount paid as principal to the Noteholders of each Class of Notes;

(vii)    the amount paid as interest to the  Noteholders of each Class of Notes,  separately  stating the portion thereof in respect of
Prepayment Interest Shortfalls, Relief Act Shortfalls or Net WAC Cap Shortfalls, if any;

(viii)   the aggregate  Interest  Distribution  Amount remaining  unpaid,  if any, for each Class of Notes,  after giving effect to the payments made on such Payment Date;

(ix)     [Reserved];

(x)      the amount of any draw on the Policy for such  Payment  Date,  the amount  paid to the Credit  Enhancer in  reimbursement  for prior draws and the aggregate amount of prior draws under the Policy not yet reimbursed;

(xi)     the amount of such distribution as principal and interest to the  Certificateholders  of the Certificates,  separately stating the portion thereof which resulted in a reduction of the Certificate Loan Balance thereof;

(xii)    the aggregate Loan Balance of the Home Equity Loans as of the end of the preceding Collection Period;

(xiii)   the aggregate amount of Additional  Balances on the Home Equity Loans created during the previous  Collection  Period conveyed to the Issuer;

(xiv)    the number and aggregate  Loan  Balances of Home Equity Loans (a) as to which the Minimum  Monthly  Payment is Delinquent  for
30-59 days,  60-89 days and 90 or more days,  respectively,  (b) that are  foreclosed  and (c) that have become REO, in each case as of the end of the related Collection Period;  provided,  however, that such information will not be provided on the statements relating to the first Payment Date;

(xv)     the Note Rate and the Net WAC Rate for the related Collection Period;

(xvi)    the aggregate  Liquidation  Loss Amounts with respect to the related  Collection  Period,  the amount of any Liquidation  Loss
Distribution  Amounts with respect to the Notes, and the aggregate of the Liquidation Loss Amounts from all Collection  Periods to date expressed as dollars and as a percentage of the aggregate Cut-off Date Loan Balance;

(xvii)   the aggregate  Bankruptcy  Losses and losses caused by or resulting  from an  Extraordinary  Event with respect to the related
Collection Period and the aggregate of each of such losses from all Collection Periods to date;

(xviii)  the Security Balance of each Class of Notes and the Certificate  Principal Balance of the Certificates  after giving effect to the distribution of principal on such Payment Date;

(xix)    the aggregate  Servicing Fees for the related  Collection Period and the aggregate amount of Draws for the related  Collection
Period;

(xx)     the number and amount of any increases in the Credit Limits of the Home Equity Loans during the related Collection Period;

(xxi)    the  Overcollateralization   Amount,  the  Undercollateralization   Amount  and  the  Required   Overcollateralization  Amount
immediately following such Payment Date; and

(xxii)   any material  modifications,  extensions or waivers to the terms of the Home Equity Loans during the Collection Period or that have cumulatively become material over time;

(xxiii)  any material breaches of Home Equity Loan representations or warranties or covenants in the Purchase Agreement;

(xxiv)   the number and principal  amount of release  agreements  pursuant to Section 3.05(c) entered into during the calendar year and since the Closing Date, stated separately,  for the Home Equity Loans and, the aggregate  outstanding  principal amount of such release agreements  expressed as a percentage of the Pool Balance with information  provided separately with respect to all Unsecured Loans and
(2) the number and principal amount of  Capitalization  Workouts pursuant to Section  3.02(a)(v)  entered into during the calendar year and since the Closing Date and the aggregate  outstanding amount of the  Capitalization  Workouts expressed as a percentage of the Pool
Balance; and

(xxv)    the calculation of any Servicing Trigger or Trigger Event.

         In the case of  information  furnished  pursuant  to clauses  (ii) and (iii)  above,  the  amounts  shall be  expressed  as an aggregate dollar amount per Variable Funding Note, Term Note or Certificate, as applicable, with a $1,000 denomination.

         If an Amortization Event or Servicing Default shall occur, on the Business Day following the related  Determination  Date, the
Master Servicer shall forward to the Indenture  Trustee,  a statement of such effect,  including the nature of such Amortization  Event or Servicing  Default.  The  Indenture  Trustee shall  deliver or cause to be delivered by mail to the Credit  Enhancer  notice of such
Amortization  Event or Servicing  Default,  including,  the nature  thereof.  Such  statement may be included in, or separate from, the regular statement to Securityholders.

         In addition,  the Master Servicer shall forward to the Indenture  Trustee any other  information  reasonably  requested by the
Indenture  Trustee  necessary to make  distributions  pursuant to Section 3.05 of the Indenture.  Prior to the close of business on the
Business Day next succeeding each  Determination  Date, the Master Servicer shall furnish a written statement to the Certificate Paying
Agent and the Indenture  Trustee setting forth the aggregate  amounts required to be withdrawn from the Custodial Account and deposited into the Payment  Account on the Business Day preceding the related  Payment Date pursuant to Section 3.03.  The  determination  by the
Master  Servicer of such amounts  shall be  presumptively  deemed to be correct for all purposes  hereunder  and the Owner  Trustee and
Indenture  Trustee shall be protected in relying upon the same without any independent  check or  verification.  In addition,  upon the
Issuer's  written  request,  the Master  Servicer  shall  promptly  furnish  information  reasonably  requested  by the Issuer  that is reasonably available to the Master Servicer to enable the Issuer to perform its federal and state income tax reporting obligations.

Section 4.02      TAX REPORTING.  So long as Residential  Funding  Corporation or any Affiliate  thereof owns 100% of the Certificates, then no separate  federal and state  income tax returns and  information  returns or reports  will be filed with respect to the Issuer, and the Issuer will be treated as an entity wholly owned by Residential Funding Corporation or an affiliate thereof.

Section 4.03      EXCHANGE ACT REPORTING.

         (a)      The Master Servicer shall, on behalf of the Depositor and in respect of the Trust Estate,  sign and cause to be filed with the Commission any periodic  reports  required to be filed under the provisions of the Exchange Act, and the rules and regulations of the Commission  thereunder  including,  without  limitation,  reports on Form 10-K,  Form 10-D and Form 8-K. In connection  with the preparation  and filing of such periodic  reports,  the Indenture  Trustee  shall timely  provide to the Master  Servicer (I) a list of
Securityholders  as shown on the  Certificate  Register and the Note Register as of the end of each calendar  year,  (II) copies of all pleadings,  other legal process and any other documents relating to any claims,  charges or complaints involving the Indenture Trustee, as trustee hereunder,  or the Trust Estate that are received by the Indenture Trustee,  (III) notice of all matters that, to the actual knowledge of a Responsible  Officer of the Indenture Trustee,  have been submitted to a vote of the  Securityholders,  other than those matters that have been  submitted to a vote of the  Securityholders  at the request of the Depositor or the Master  Servicer,  and (IV)
notice of any  failure  of the  Indenture  Trustee  to make any  distribution  to the  Securityholders  as  required  pursuant  to this
Agreement.  Neither the Master  Servicer nor the  Indenture  Trustee  shall have any  liability  with respect to the Master  Servicer's failure to properly prepare or file such periodic reports resulting from or relating to the Master  Servicer's  inability or failure to obtain any information not resulting from the Master Servicer's own negligence or willful misconduct

         (b)      Any Form 10-K filed with the Commission in connection with this Section 4.03 shall include:

(i)      A  certification,  signed by the senior  officer in charge of the  servicing  functions  of the Master  Servicer,  in the form attached as Exhibit E hereto or such other form as may be required or permitted by the Commission (the "Form 10-K  Certification"),  in
compliance with Rules 13a-14 and 15d-14 under the Exchange Act and any additional directives of the Commission.

(ii)     A report  regarding its assessment of compliance  during the preceding  calendar year with all applicable  servicing  criteria set forth in relevant  Commission  regulations with respect to mortgage-backed  securities  transactions taken as a whole involving the
Master  Servicer  that are  backed by the same  types of assets as those  backing  the  certificates,  as well as  similar  reports  on assessment  of  compliance  received from other parties  participating  in the  servicing  function as required by relevant  Commission regulations,  as described in Item 1122(a) of Regulation AB. The Master Servicer shall obtain from all other parties  participating  in the servicing function any required certifications.

(iii)    With respect to each assessment  report  described  immediately  above, a report by a registered  public  accounting firm that attests to, and reports on, the assessment made by the asserting party, as set forth in relevant Commission  regulations,  as described in Regulation 1122(b) of Regulation AB and Section 3.11.

(iv)     The servicer compliance certificate required to be delivered pursuant Section 3.10.

         (c)      In  connection  with the Form 10-K  Certification,  the Indenture  Trustee  shall provide the Master  Servicer with a back-up certification substantially in the form attached hereto as Exhibit F.

         (d)      This  Section  4.03  may be  amended  in  accordance  with  this  Servicing  Agreement  without  the  consent  of the
Securityholders.

         (e)      The Indenture  Trustee shall make  available on the Indenture  Trustee's  internet  website each of the reports filed with the Commission by or on behalf of the Depositor  under the Exchange Act, as soon as reasonably  practicable  upon delivery of such reports to the Indenture Trustee.

ARTICLE V

                                                            PAYMENT ACCOUNT

Section 5.01      PAYMENT  ACCOUNT.  The Indenture  Trustee shall establish and maintain a Payment Account titled "JPMorgan Chase Bank,
N.A., as Indenture Trustee,  for the benefit of the  Securityholders,  the Certificate Paying Agent and the Credit Enhancer pursuant to the  Indenture,  dated as of July 28,  2006,  between  Home Equity Loan Trust  2006-HSA4  and  JPMorgan  Chase Bank,  N.A." The Payment
Account  shall be an Eligible  Account.  On each Payment Date,  amounts on deposit in the Payment  Account will be  distributed  by the
Indenture  Trustee in  accordance  with Section 3.05 of the  Indenture.  The Indenture  Trustee  shall,  upon written  request from the
Master  Servicer,  invest or cause the  institution  maintaining  the  Payment  Account to invest the funds in the  Payment  Account in
Permitted  Investments  designated  in the name of the  Indenture  Trustee,  which shall  mature not later than the  Business  Day next preceding the Payment Date next following the date of such  investment  (except that (i) any investment in the  institution  with which the Payment  Account is  maintained  or any  investment  in a fund for which the  institution  acts as a custodian,  may mature on such
Payment Date and (ii) any other  investment  may mature on such Payment  Date if the  Indenture  Trustee  shall  advance  funds on such
Payment Date to the Payment  Account in the amount  payable on such  investment on such Payment Date,  pending  receipt  thereof to the extent  necessary to make  distributions  on the  Securities)  and shall not be sold or disposed of prior to  maturity.  All income and gain  realized  from any such  investment  shall be for the benefit of the Master  Servicer and shall be subject to its  withdrawal  or order from time to time.  The amount of any losses  incurred  in respect of any such  investments  shall be  deposited  in the  Payment
Account by the Master Servicer out of its own funds immediately as realized.

ARTICLE VI

                                                          THE MASTER SERVICER

Section 6.01      LIABILITY OF THE MASTER  SERVICER.  The Master Servicer shall be liable in accordance  herewith only to the extent of the obligations specifically imposed upon and undertaken by the Master Servicer herein.

Section 6.02      MERGER OR  CONSOLIDATION  OF, OR ASSUMPTION OF THE OBLIGATIONS OF, THE MASTER  SERVICER.  Any corporation  into which the Master  Servicer may be merged or converted or with which it may be  consolidated,  or any  corporation  resulting from any merger, conversion  or  consolidation  to which the Master  Servicer  shall be a party,  or any  corporation  succeeding to the business of the
Master  Servicer,  shall be the  successor  of the Master  Servicer,  hereunder,  without the  execution  or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         The Master Servicer may assign its rights and delegate its duties and obligations  under this Servicing  Agreement;  provided, that the Person  accepting  such  assignment  or  delegation  shall be a Person which is qualified  to service  Home Equity  Loans,  is reasonably  satisfactory  to the  Indenture  Trustee (as  pledgee of the Home Equity  Loans),  the Issuer and the Credit  Enhancer,  is
willing to service the Home Equity Loans and executes and delivers to the Indenture  Trustee and the Issuer an  agreement,  in form and substance  reasonably  satisfactory to the Credit Enhancer,  the Indenture Trustee and the Issuer, which contains an assumption by such
Person of the due and punctual  performance  and  observance  of each  covenant and condition to be performed or observed by the Master
Servicer under this Servicing Agreement;  provided,  further,  that each Rating Agency's rating of the Securities in effect immediately prior to such  assignment and delegation  will not be qualified,  reduced,  or withdrawn as a result of such  assignment and delegation
(as evidenced by a letter to such effect from each Rating Agency),  if determined without regard to the Policy; and provided,  further, that the Owner Trustee  receives an Opinion of Counsel to the effect that such  assignment  or delegation  shall not cause the Trust to be treated as a corporation for federal or state income tax purposes.

         Notwithstanding  anything  to the  contrary  set forth  herein,  any Person  into which the Master  Servicer  may be merged or converted or with which it may be  consolidated,  or any Person  resulting from any merger,  conversion or  consolidation  to which the
Master  Servicer  shall be a party,  or any Person  succeeding  to the business of the Master  Servicer,  shall be the successor of the
Master Servicer, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

         The  conversion of  Residential  Funding  Corporation's  organizational  structure  from a Delaware  corporation  to a limited liability  company  shall not  require  the  consent  of any party or notice to any party and shall not in any way affect the rights or obligations of Residential Funding Corporation hereunder.

Section 6.03      LIMITATION ON LIABILITY OF THE MASTER  SERVICER AND OTHERS.  Neither the Master  Servicer nor any of the directors or officers or employees or agents of the Master  Servicer shall be under any liability to the Issuer,  the Owner  Trustee,  the Indenture
Trustee or the  Securityholders  for any action taken or for  refraining  from the taking of any action in good faith  pursuant to this
Servicing  Agreement,  provided,  however,  that this  provision  shall not protect the Master  Servicer or any such Person against any liability which would otherwise be imposed by reason of its willful  misfeasance,  bad faith or gross  negligence in the performance of its duties  hereunder or by reason of its reckless  disregard of its  obligations  and duties  hereunder.  The Master  Servicer and any director  or officer or  employee  or agent of the Master  Servicer  may rely in good  faith on any  document  of any kind prima  facie properly  executed and  submitted by any Person  respecting  any matters  arising  hereunder.  The Master  Servicer and any director or officer or employee or agent of the Master  Servicer shall be indemnified by the Issuer and held harmless  against any loss,  liability or expense  incurred in connection with any legal action relating to this Servicing  Agreement or the Securities,  including any amount paid to the Owner Trustee or the Indenture Trustee pursuant to Section 6.06(b),  other than any loss,  liability or expense incurred by reason of its willful  misfeasance,  bad faith or gross  negligence  in the  performance  of its duties  hereunder  or by reason of its reckless  disregard of its  obligations  and duties  hereunder.  The Master  Servicer  shall not be under any  obligation to appear in, prosecute or defend any legal action which is not  incidental  to its duties to service the Home Equity Loans in  accordance  with this
Servicing Agreement, and which in its opinion may involve it in any expense or liability;  provided,  however, that the Master Servicer may in its sole discretion  undertake any such action which it may deem necessary or desirable in respect of this Servicing  Agreement, and the rights and duties of the  parties  hereto and the  interests  of the  Securityholders.  In such  event,  the  reasonable  legal expenses and costs of such action and any liability  resulting  therefrom shall be expenses,  costs and liabilities of the Issuer,  and the Master Servicer shall be entitled to be reimbursed  therefor.  The Master  Servicer's right to indemnity or reimbursement  pursuant to this  Section  6.03 shall  survive any  resignation  or  termination  of the Master  Servicer  pursuant to Section 6.04 or 7.01 with respect to any losses,  expenses,  costs or liabilities  arising prior to such  resignation or termination (or arising from events that occurred prior to such resignation or termination).

Section 6.04      MASTER  SERVICER NOT TO RESIGN.  Subject to the provisions of Section 6.02, the Master Servicer shall not resign from the  obligations  and duties hereby  imposed on it except (i) upon  determination  that the  performance  of its  obligations or duties hereunder  are no longer  permissible  under  applicable  law or are in material  conflict by reason of  applicable  law with any other activities  carried on by it or its subsidiaries or Affiliates,  the other activities of the Master Servicer so causing such a conflict being of a type and  nature  carried  on by the  Master  Servicer  or its  subsidiaries  or  Affiliates  at the date of this  Servicing
Agreement or (ii) upon  satisfaction  of the following  conditions:  (a) the Master  Servicer has proposed a successor  servicer to the
Issuer and the  Indenture  Trustee in writing  and such  proposed  successor  servicer is  reasonably  acceptable  to the  Issuer,  the
Indenture  Trustee and the Credit  Enhancer;  (b) each Rating Agency shall have delivered a letter to the Issuer,  the Credit  Enhancer and the Indenture  Trustee prior to the appointment of the successor  servicer stating that the proposed  appointment of such successor servicer as Master Servicer  hereunder will not result in the reduction or withdrawal of the then current rating of the Securities,  if determined without regard to the Policy; and (c) such proposed successor servicer is reasonably  acceptable to the Credit Enhancer,  as evidenced by a letter to the Issuer and the Indenture  Trustee;  provided,  however,  that no such  resignation by the Master  Servicer shall become  effective  until such  successor  servicer or, in the case of (i) above,  the Indenture  Trustee,  as pledgee of the Home
Equity  Loans,  shall have assumed the Master  Servicer's  responsibilities  and  obligations  hereunder or the Indenture  Trustee,  as pledgee of the Home Equity Loans,  shall have  designated a successor  servicer in accordance  with Section 7.02. Any such  resignation shall not relieve the Master Servicer of responsibility  for any of the obligations  specified in Sections 7.01 and 7.02 as obligations that survive the resignation or termination of the Master  Servicer.  Any such  determination  permitting the resignation of the Master
Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Indenture Trustee and the Credit Enhancer.

Section 6.05      DELEGATION OF DUTIES.  In the ordinary  course of business,  the Master  Servicer at any time may delegate any of its duties  hereunder to any Person,  including  any of its  Affiliates,  who agrees to conduct such duties in  accordance  with  standards comparable to those with which the Master Servicer  complies  pursuant to Section 3.01.  Such  delegation  shall not relieve the Master
Servicer of its  liabilities  and  responsibilities  with  respect to such duties and shall not  constitute  a  resignation  within the meaning of Section 6.04.

Section 6.06      MASTER SERVICER TO PAY INDENTURE TRUSTEE'S AND OWNER TRUSTEE'S FEES AND EXPENSES; INDEMNIFICATION.  (a)  The   Master
Servicer  covenants and agrees to pay to the Owner Trustee,  the Indenture  Trustee and any co-trustee of the Indenture  Trustee or the
Owner  Trustee  from time to time,  and the Owner  Trustee,  the  Indenture  Trustee  and any such  co-trustee  shall be  entitled  to, reasonable  compensation  (which shall not be limited by any provision of law in regard to the  compensation of a trustee of an express trust) for all services  rendered by each of them in the execution of the trusts  created  under the Trust  Agreement and the Indenture and in the exercise and  performance of any of the powers and duties under the Trust  Agreement or the  Indenture,  as the case may be, of the Owner Trustee,  the Indenture  Trustee and any co-trustee,  and the Master Servicer will pay or reimburse the Indenture  Trustee and any co-trustee upon request for all reasonable  expenses,  disbursements  and advances incurred or made by the Indenture Trustee or any  co-trustee  in  accordance  with any of the  provisions  of this  Servicing  Agreement or the  Indenture  except any such expense, disbursement or advance as may arise from its negligence, willful misfeasance or bad faith.

                  (b)      The Master  Servicer  agrees to indemnify the  Indenture  Trustee and the Owner Trustee for, and to hold the
Indenture  Trustee and the Owner  Trustee,  as the case may be,  harmless  against,  any loss,  liability or expense  incurred  without negligence,  bad faith or willful  misconduct on the part of the Indenture  Trustee or the Owner  Trustee,  as the case may be, arising out of, or in  connection  with,  the  acceptance  and  administration  of the Issuer and the assets  thereof,  including the costs and expenses  (including  reasonable legal fees and expenses) of defending the Indenture Trustee or the Owner Trustee,  as the case may be, against any claim in connection  with the exercise or  performance  of any of its powers or duties under any Basic  Document,  provided that:

(i)      with  respect to any such claim,  the  Indenture  Trustee or Owner  Trustee,  as the case may be,  shall have given the Master
Servicer  written  notice  thereof  promptly  after the  Indenture  Trustee or Owner  Trustee,  as the case may be,  shall have  actual knowledge thereof;

(ii)     while  maintaining  control over its own defense,  the Issuer,  the Indenture  Trustee or Owner  Trustee,  as the case may be, shall cooperate and consult fully with the Master Servicer in preparing such defense; and

(iii)    notwithstanding  anything in this Servicing Agreement to the contrary,  the Master Servicer shall not be liable for settlement of any claim by the Indenture  Trustee or the Owner  Trustee,  as the case may be, entered into without the prior consent of the Master
Servicer.

         No termination of this Servicing  Agreement shall affect the  obligations  created by this Section 6.06 of the Master Servicer to indemnify the Indenture Trustee and the Owner Trustee under the conditions and to the extent set forth herein.

         Notwithstanding  the  foregoing,  the  indemnification  provided by the Master  Servicer in this Section  6.06(b) shall not be available (a) for any loss,  liability or expense of the Indenture  Trustee or the Owner  Trustee,  including the costs and expenses of defending  itself  against any claim,  incurred in connection  with any actions taken by the Indenture  Trustee or the Owner Trustee at the direction of the Noteholders or  Certificateholders,  as the case may be, pursuant to the terms of this Servicing  Agreement or (b)
where indemnification by the Indenture Trustee is required pursuant to Section 9.05(a).

ARTICLE VII

                                                                DEFAULT

Section 7.01      SERVICING DEFAULT.  If any one of the following events ("Servicing Default") shall occur and be continuing:

                  (a)      Any  failure by the Master  Servicer  to deposit in the  Custodial  Account or Payment  Account  any deposit required to be made under the terms of this Servicing  Agreement  which  continues  unremedied for a period of five Business Days after the date upon  which  written  notice of such  failure  shall have been given to the  Master  Servicer  by the Issuer or the  Indenture
Trustee, or to the Master Servicer, the Issuer and the Indenture Trustee by the Credit Enhancer; or

                  (b)      Failure on the part of the Master  Servicer  duly to observe or perform in any  material  respect  any other covenants or agreements of the Master  Servicer set forth in the Securities or in this  Servicing  Agreement,  which  failure,  in each case,  materially and adversely affects the interests of  Securityholders  or the Credit Enhancer and which continues  unremedied for a period of 45 days after the date on which  written  notice of such failure,  requiring  the same to be remedied,  and stating that such notice is a "Notice of Default"  hereunder,  shall have been given to the Master Servicer by the Issuer or the Indenture Trustee, or to
the Master Servicer, the Issuer and the Indenture Trustee by the Credit Enhancer; or

                  (c)      The entry  against the Master  Servicer of a decree or order by a court or agency or  supervisory  authority having  jurisdiction  in the  premises  for the  appointment  of a trustee,  conservator,  receiver or  liquidator  in any  insolvency, conservatorship,  receivership,  readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or  liquidation  of its  affairs,  and the  continuance  of any such  decree  or order  unstayed  and in  effect  for a period of 60 consecutive days; or

                  (d)      The Master  Servicer shall  voluntarily go into  liquidation,  consent to the  appointment of a conservator, receiver,  liquidator or similar person in any  insolvency,  readjustment  of debt,  marshalling  of assets and  liabilities or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially  all of its property,  or a decree or order of a court,  agency or supervisory  authority  having  jurisdiction  in the premises for the  appointment  of a conservator,  receiver, liquidator or similar person in any  insolvency,  readjustment of debt,  marshalling of assets and liabilities or similar  proceedings, or for the  winding-up or  liquidation  of its affairs,  shall have been entered  against the Master  Servicer and such decree or order shall have  remained in force  undischarged,  unbonded  or  unstayed  for a period of 60 days;  or the Master  Servicer  shall admit in writing its inability to pay its debts  generally as they become due, file a petition to take  advantage of any  applicable  insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations,

then,  and in every such case, so long as a Servicing  Default shall not have been remedied by the Master  Servicer,  either the Issuer or the Indenture  Trustee,  with the consent of the Credit  Enhancer,  or the Credit  Enhancer,  by notice then given in writing to the
Master  Servicer  (and to the Issuer and the  Indenture  Trustee if given by the Credit  Enhancer)  may terminate all of the rights and obligations of the Master Servicer as servicer under this Servicing  Agreement other than its right to receive  servicing  compensation and expenses for servicing the Home Equity Loans  hereunder  during any period prior to the date of such  termination and the Issuer or the  Indenture  Trustee,  with the consent of the Credit  Enhancer,  or the Credit  Enhancer may  exercise  any and all other  remedies available at law or equity.  Any such notice to the Master  Servicer  shall also be given to each Rating  Agency,  the Credit  Enhancer and the  Issuer.  On or after the  receipt by the  Master  Servicer  of such  written  notice,  all  authority  and power of the Master
Servicer under this Servicing  Agreement,  whether with respect to the Securities or the Home Equity Loans or otherwise,  shall pass to and be vested in the Indenture  Trustee as pledgee of the Home Equity Loans, as successor  Master  Servicer  pursuant to and under this
Section 7.01; and, without  limitation,  the Indenture Trustee is hereby authorized and empowered to execute and deliver,  on behalf of the Master Servicer, as attorney-in-fact or otherwise,  any and all documents and other instruments,  and to do or accomplish all other acts or things  necessary or  appropriate  to effect the purposes of such notice of  termination,  whether to complete the transfer and endorsement of each Home Equity Loan and related  documents,  or otherwise.  The Master Servicer agrees to cooperate with the Indenture
Trustee in  effecting  the  termination  of the  responsibilities  and  rights of the Master  Servicer  hereunder,  including,  without limitation,  the transfer to the Indenture  Trustee for the  administration by it of all cash amounts relating to the Home Equity Loans that shall at the time be held by the Master Servicer and to be deposited by it in the Custodial  Account,  or that have been deposited by the Master  Servicer in the Custodial  Account or thereafter  received by the Master Servicer with respect to the Home Equity Loans.
All  reasonable  costs and expenses  (including,  but not limited to,  attorneys'  fees)  incurred in  connection  with  amending  this
Servicing  Agreement to reflect  such  succession  as Master  Servicer  pursuant to this Section 7.01 shall be paid by the  predecessor
Master Servicer (or if the predecessor  Master Servicer is the Indenture  Trustee,  the initial Master  Servicer) upon  presentation of reasonable documentation of such costs and expenses.

         Notwithstanding any termination of the activities of the Master Servicer  hereunder,  the Master Servicer shall be entitled to receive,  out of any late  collection  of a payment on a Home  Equity  Loan which was due prior to the  notice  terminating  the Master
Servicer's rights and obligations  hereunder and received after such notice,  that portion to which the Master Servicer would have been entitled  pursuant to Sections 3.03 and 3.09 as well as its Master Servicing Fee in respect  thereof,  and any other amounts payable to the Master Servicer hereunder the entitlement to which arose prior to the termination of its activities hereunder.

         Notwithstanding  the foregoing,  a delay in or failure of performance under Section 7.01(a) or under Section 7.01(b) after the applicable  grace periods  specified in such Sections,  shall not constitute a Servicing  Default if such delay or failure could not be prevented by the exercise of reasonable  diligence by the Master  Servicer and such delay or failure was caused by an act of God or the public enemy,  acts of declared or undeclared war, public disorder,  rebellion or sabotage,  epidemics,  landslides,  lightning,  fire, hurricanes,  earthquakes,  floods or  similar  causes.  The  preceding  sentence  shall not  relieve  the  Master  Servicer  from using reasonable  efforts to perform its respective  obligations in a timely manner in accordance with the terms of this Servicing  Agreement and the Master Servicer shall provide the Indenture Trustee,  the Credit Enhancer and the  Securityholders  with notice of such failure or delay by it,  together  with a description  of its efforts to so perform its  obligations.  The Master  Servicer  shall  immediately notify the Indenture Trustee, the Credit Enhancer and the Owner Trustee in writing of any Servicing Default.

Section 7.02      INDENTURE TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR.
(a) On and after the time the Master Servicer  receives a notice of termination  pursuant to Section 7.01 or sends a notice pursuant to
Section 6.04, the Indenture  Trustee as pledgee of the Home Equity Loans shall be the successor in all respects to the Master  Servicer in its capacity as servicer under this Servicing  Agreement and the  transactions set forth or provided for herein and shall be subject to all the  responsibilities,  duties and  liabilities  relating  thereto  placed on the Master  Servicer  by the terms and  provisions hereof.  Nothing in this Servicing  Agreement or in the Trust Agreement  shall be construed to permit or require the Indenture  Trustee as successor  Master  Servicer to (i) succeed to the  responsibilities,  duties and  liabilities of the initial Master  Servicer in its capacity as Seller under the Purchase  Agreement,  (ii) be responsible or  accountable  for any act or omission of the Master  Servicer prior to the issuance of a notice of  termination  hereunder,  (iii)  require or obligate  the  Indenture  Trustee,  in its capacity as successor Master Servicer,  to purchase,  repurchase or substitute any Home Equity Loan, (iv) fund any Additional Balances with respect to any Home  Equity  Loan,  (v) fund any  losses  on any  Permitted  Investment  directed  by any  other  Master  Servicer,  or (vi) be responsible  for the  representations  and  warranties of the Master  Servicer.  As  compensation  therefor,  the Indenture  Trustee as successor  Master  Servicer shall be entitled to such  compensation  as the Master Servicer would have been entitled to hereunder if no such notice of termination had been given.  Notwithstanding  the above,  (i) if the Indenture  Trustee is unwilling to act as successor
Master  Servicer,  or (ii) if the Indenture  Trustee is legally  unable so to act, the Indenture  Trustee as pledgee of the Home Equity
Loans may (in the situation  described in clause (i)) or shall (in the situation  described in clause (ii)) appoint or petition a court of competent  jurisdiction to appoint any established housing and home finance institution,  bank or other mortgage loan or home equity loan servicer having a net worth of not less than  $10,000,000 as the successor to the Master  Servicer  hereunder in the assumption of all or any part of the  responsibilities,  duties or liabilities of the Master Servicer  hereunder;  provided,  that any such successor
Master Servicer shall be acceptable to the Credit Enhancer,  as evidenced by the Credit  Enhancer's prior written consent which consent shall not be unreasonably  withheld and provided  further,  that the appointment of any such successor  Master Servicer will not result in the qualification,  reduction or withdrawal of the ratings assigned to the Securities by the Rating Agencies,  if determined without regard to the  Policy.  Pending  appointment  of a  successor  to the Master  Servicer  here  under,  unless the  Indenture  Trustee is prohibited by law from so acting,  the Indenture  Trustee shall act in such capacity as hereinabove  provided.  In connection with such appointment and assumption,  the successor shall be entitled to receive  compensation out of payments on Home Equity Loans in an amount equal to the  compensation  which the  Master  Servicer  would  otherwise  have  received  pursuant  to  Section  3.09 (or such  lesser compensation  as the Indenture  Trustee and such  successor  shall agree).  The  appointment of a successor  Master  Servicer shall not affect any liability of the predecessor  Master Servicer which may have arisen under this Servicing  Agreement prior to its termination as Master Servicer  (including,  without limitation,  the obligation to purchase Home Equity Loans pursuant to Section 3.01, to pay any deductible  under an insurance  policy pursuant to Section 3.04 or to indemnify the Indenture  Trustee  pursuant to Section 6.06),  nor shall any successor  Master Servicer be liable for any acts or omissions of the  predecessor  Master Servicer or for any breach by such
Master Servicer of any of its  representations  or warranties  contained herein or in any related document or agreement.  The Indenture
Trustee and such successor shall take such action,  consistent with this Servicing  Agreement,  as shall be necessary to effectuate any such succession.

                  (b)      Any successor,  including the Indenture Trustee, to the Master Servicer as servicer shall during the term of its service as servicer  (i) continue to service and  administer  the Home Equity  Loans for the benefit of the  Securityholders,  (ii)
maintain in force a policy or policies of insurance  covering  errors and omissions in the  performance  of its  obligations  as Master
Servicer  hereunder and a fidelity bond in respect of its officers,  employees and agents to the same extent as the Master  Servicer is so required pursuant to Section 3.13 and (iii) be bound by the terms of the Insurance Agreement.

                  (c)      Any successor Master Servicer,  including the Indenture  Trustee,  shall not be deemed in default or to have breached its duties hereunder if the predecessor  Master Servicer shall fail to deliver any required  deposit to the Custodial  Account or otherwise cooperate with any required servicing transfer or succession hereunder.

                  (d)      In  connection  with the  termination  or  resignation  of the  Master  Servicer  hereunder,  either (i) the successor  Master Servicer,  including the Indenture  Trustee if the Indenture  Trustee is acting as successor  Master Servicer,  shall represent  and warrant that it is a member of MERS in good  standing and shall agree to comply in all material  respects with the rules and  procedures of MERS in  connection  with the  servicing of the Home Equity Loans that are  registered  with MERS, in which case the predecessor  Master  Servicer shall  cooperate with the successor  Master Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor Master Servicer as necessary under MERS' rules and regulations,  or (ii) the predecessor  Master
Servicer  shall  cooperate  with the  successor  Master  Servicer in causing MERS to execute and deliver an  assignment  of Mortgage in recordable  form to transfer the Mortgage from MERS to the Indenture  Trustee and to execute and deliver such other notices,  documents and other  instruments  as may be necessary or desirable to effect a transfer of such Home Equity Loan or servicing of such Home Equity
Loan on the MERS(R)System to the successor  Master  Servicer.  The predecessor  Master Servicer shall file or cause to be filed any such assignment  in the  appropriate  recording  office.  The  predecessor  Master  Servicer  shall bear any and all fees of MERS,  costs of preparing  any  assignments  of Mortgage,  and fees and costs of filing any  assignments  of Mortgage  that may be required  under this subsection (d). The successor  Master  Servicer shall cause such  assignment to be delivered to the Indenture  Trustee or the Custodian promptly upon receipt of the original with evidence of recording  thereon or a copy certified by the public  recording  office in which such assignment was recorded.

Section 7.03      NOTIFICATION  TO  SECURITYHOLDERS.  Upon any  termination  of or  appointment  of a successor to the Master  Servicer pursuant to this Article VII or Section 6.04, the Indenture  Trustee shall give prompt  written notice thereof to the  Securityholders, the Credit Enhancer, the Issuer and each Rating Agency.

Section 7.04      SERVICING TRIGGER; REMOVAL OF MASTER SERVICER .

         (a)      Upon  determination by the Credit Enhancer or the Master Servicer that a Servicing  Trigger has occurred,  such party shall give written notice of such Servicing  Trigger to the Master  Servicer or Credit  Enhancer,  as  applicable,  the Depositor,  the
Indenture Trustee and to each Rating Agency.

         (b)      At any time after such determination and while a Servicing Trigger is continuing,  the Credit Enhancer may direct the
Indenture  Trustee in writing to remove the Master  Servicer if the Credit  Enhancer  makes a  determination  that the manner of master servicing was a factor contributing to the size of the delinquencies or losses incurred in the Trust Estate.

         (c)      Upon receipt of directions to remove the Master Servicer  pursuant to the preceding clause (b), the Indenture Trustee shall  notify the Master  Servicer  that it has been  terminated  and the Master  Servicer  shall be  terminated  in the same manner as specified in Sections 7.01 and 7.02.

         (d)      After notice of occurrence of a Servicing Trigger has been given and while a Servicing  Trigger is continuing,  until and unless the Master  Servicer  has been  removed as provided in clause (b), the Master  Servicer  covenants  and agrees to act as the
Master  Servicer for a term from the  occurrence of the Servicing  Trigger to the end of the calendar  quarter in which such  Servicing
Trigger  occurs,  which term may at the Credit  Enhancer's  discretion be extended by written  notice to the Indenture  Trustee and the
Master  Servicer for  successive  terms of three (3) calendar  months  each,  until the  termination  of the Trust  Estate.  The Master
Servicer will, upon the receipt of each such notice of extension (a "Master Servicer  Extension  Notice") become bound for the duration of the term covered by such Master  Servicer  Extension  Notice to continue as Master  Servicer  subject to and in accordance with this
Servicing  Agreement.  If, as of the  fifteenth  (15th) day prior to the last day of any term as the  Master  Servicer,  the  Indenture
Trustee shall not have received any Master Servicer  Extension Notice from the Credit  Enhancer,  the Indenture  Trustee shall,  within five (5) days  thereafter,  give written notice of such  nonreceipt to the Credit  Enhancer and the Master  Servicer.  If any such term expires without a Master Servicer  Extension  Notice then the Indenture  Trustee shall act as successor  Master Servicer as provided in
Section 7.02.

         (e)      No  provision  of this Section  7.04 shall have the effect of limiting  the rights of the  Depositor,  the  Indenture
Trustee, the Noteholders or the Credit Enhancer under Section 7.01.

ARTICLE VIII

                                                       MISCELLANEOUS PROVISIONS

Section 8.01      AMENDMENT.  This  Servicing  Agreement  may be amended  from time to time by the parties  hereto,  provided  that any amendment be  accompanied by a letter from the Rating  Agencies that the amendment will not result in the  downgrading or withdrawal of the rating then  assigned to the  Securities,  if  determined  without  regard to the Policy,  and  provided  further,  that the Credit
Enhancer and the Indenture Trustee shall consent thereto.

Section 8.02      GOVERNING  LAW. THIS  SERVICING  AGREEMENT  SHALL BE CONSTRUED IN ACCORDANCE  WITH THE LAWS OF THE STATE OF NEW YORK,
WITHOUT  REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS  (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL  OBLIGATIONS LAW)
AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 8.03      NOTICES.  All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, to (a) in the case of the Master
Servicer, 2255 North Ontario Street, Burbank, California 91504-3120, Attention: Director - Bond Administration, (b) in the case of the Depositor, 8400 Normandale Lake Boulevard, Suite 250, Minneapolis, Minnesota 55437, Attention:  President, (c) in the case of the
Credit Enhancer, MBIA Insurance Corporation, 113 King Street, Armonk, New York 10504, Attention: IPM-SF, Re: Home Equity Loan Trust
2006-HSA4, (d) in the case of Standard & Poor's, 55 Water Street, New York, New York 10041, Attention: Residential Mortgage
Surveillance Group, (e) in the case of Moody's, 99 Church Street, New York, New York 10007, Attention:  ABS Monitoring Department,
(f) in the case of the Owner Trustee, Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware
19890-0001, Attention: Corporate Trust Administration, (g) in the case of the Issuer, to Home Equity Loan Trust 2006-HSA4, c/o Owner
Trustee, Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention:
Corporate Trust Administration, (h) in the case of the Indenture Trustee, JPMorgan Chase Bank, N.A., 600 Travis, 9th Floor, Houston,
Texas 77002, Attention: Worldwide Securities Services/ Structured Finance Services--2006-HSA4 and (i) in the case of the Underwriters, to Citigroup Global Markets Inc., 390 Greenwich Street, 6th Floor, New York, New York 10013, Attention: General Counsel, and to
Residential Funding Securities, LLC, 7501 Wisconsin Avenue, Suite 900, Bethesda, Maryland 20814-6528, Attention: Director of
Compliance; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.  Any notice required or permitted to be mailed to a Securityholder shall be given by first class mail, postage prepaid, at the address of such Securityholder as shown in the Register.  Any notice so mailed within the time prescribed in this Servicing Agreement shall be conclusively presumed to have been duly given, whether or not the Securityholder receives such notice.  Any notice or other document required to be delivered or mailed by the Indenture Trustee to any Rating Agency shall be given on a reasonable efforts basis and only as a matter of courtesy and accommodation and the Indenture Trustee shall have no liability for failure to delivery such notice or document to any Rating Agency.

Section 8.04      SEVERABILITY OF PROVISIONS.  If any one or more of the covenants,  agreements,  provisions or terms of this Servicing
Agreement  shall be for any reason  whatsoever  held  invalid,  then such  covenants,  agreements,  provisions or terms shall be deemed severable from the remaining  covenants,  agreements,  provisions or terms of this  Servicing  Agreement and shall in no way affect the validity  or  enforceability  of the  other  provisions  of  this  Servicing  Agreement  or of the  Securities  or  the  rights  of the
Securityholders thereof.

Section 8.05      THIRD-PARTY  BENEFICIARIES.  This  Servicing  Agreement  will inure to the benefit of and be binding upon the parties hereto,  the  Securityholders,  the Credit Enhancer,  the Depositor,  the Owner Trustee and their  respective  successors and permitted assigns.  Except as otherwise provided in this Servicing Agreement,  no other Person will have any right or obligation  hereunder.  The
Credit Enhancer is a third-party beneficiary of this Servicing Agreement.

Section 8.06      COUNTERPARTS.  This  instrument  may be executed in any number of  counterparts,  each of which so executed  shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 8.07      EFFECT OF HEADINGS AND TABLE OF CONTENTS.  The Article and Section  headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 8.08      TERMINATION UPON PURCHASE BY THE MASTER SERVICER OR LIQUIDATION OF HOME EQUITY LOANS.  (a)       The       respective
obligations and  responsibilities of the Master Servicer,  the Issuer and the Indenture Trustee created hereby shall terminate upon the last action required to be taken by the Issuer pursuant to the Trust Agreement and by the Indenture  Trustee  pursuant to the Indenture following the earlier of:

(i)      the date on or before which the Indenture or Trust Agreement is terminated; or

(ii)     the  purchase by the Master  Servicer of all Home Equity  Loans and all  property  acquired in respect of any Home Equity Loan remaining in the Trust (other than the Policy).

                  (b)      The right of the Master  Servicer to purchase the Home Equity Loans is conditioned  upon the Pool Balance as of such date (after  application of payments received during the related  Collection Period) being equal to or less than ten percent of the aggregate of the Cut-off Date Loan Balances of the Home Equity Loans;  provided,  however,  that no such purchase will be permitted if it would  result in a draw under the Policy or would  result in any amounts  owing to the Credit  Enhancer  remaining  unreimbursed, unless,  in either case,  the Credit  Enhancer  consents in writing to the  purchase.  The purchase by the Master  Servicer of the Home
Equity  Loans and all  property  acquired  (including  REO  Property) in respect of such Home Equity Loans shall be at a price equal to
100% of the unpaid Loan  Balance of each Home Equity  Loan,  plus  accrued and unpaid  interest on each such Home Equity  Loan,  at the applicable  Net Loan Rate,  plus the Policy  premium rate, up to the first day of the month in which such amounts are to be distributed to Securityholders,  or in the case of REO Property,  the fair market value of the REO Property,  plus any amounts due and owing to the
Credit  Enhancer under the Insurance  Agreement in respect of the Policy or the Notes (any unpaid Master  Servicing Fee shall be deemed paid at such time).  The  purchase  price paid by the Master  Servicer for the Home Equity Loans shall also include any amounts owed to the Trust by the Seller  pursuant to the  penultimate  sentence of the second  paragraph of Section  3.1(c) of the Purchase  Agreement, that  remain  unpaid on the date of such  purchase.  If such right is  exercised  by the Master  Servicer,  the Master  Servicer  shall deposit the amount  calculated  pursuant to this Section  8.08(b) with the  Indenture  Trustee for deposit in the Payment  Account and, upon the receipt of such deposit,  the Indenture  Trustee or Custodian shall release to the Master  Servicer,  the files  pertaining to the Home Equity Loans being purchased.

                  (c)      In addition to the foregoing,  on any Payment Date on which the Pool Balance  (after  application of payment received  during  the  related  Collection  Period) is equal to or less than ten  percent of the  aggregate  of the  Cut-off  Date Loan
Balances of the Home Equity Loans, the Master Servicer shall have the right, at its option,  to purchase the Notes in whole, but not in part, at a price equal to the outstanding  Security Balance of the Notes plus the sum of Interest  Distribution  Amount thereon for the related Interest Period and any previously unpaid Interest  Distribution  Amount, plus any amounts due to the Credit Enhancer under the
Insurance  Agreement in respect of the Policy or the Notes.  If the Master  Servicer  exercises this right to purchase the  outstanding
Notes, the Master Servicer will promptly purchase the Home Equity Loans pursuant to this Section 8.08.

                  (d)      The Master Servicer,  at its expense,  shall prepare and deliver to the Indenture Trustee for execution,  at the time the Home Equity Loans are to be released to the Master Servicer,  appropriate  documents  assigning each such Home Equity Loan from the Indenture Trustee or the Issuer to the Master Servicer or the appropriate party.

Section 8.09      CERTAIN MATTERS AFFECTING THE INDENTURE  TRUSTEE.  For all purposes of this Servicing  Agreement,  in the performance of any of its duties or in the exercise of any of its powers  hereunder,  the Indenture Trustee shall be subject to and entitled to the benefits of Article VI of the Indenture.

Section 8.10      OWNER TRUSTEE NOT LIABLE FOR RELATED  DOCUMENTS.  The recitals  contained  herein shall be taken as the statements of the  Depositor,  and  the  Owner  Trustee  assumes  no  responsibility  for  the  correctness  thereof.  The  Owner  Trustee  makes  no representations  as to the validity or sufficiency of this Servicing  Agreement,  of any Basic Document or of the  Certificates  (other than the signatures of the Owner Trustee on the  Certificates)  or the Notes, or of any Related  Documents.  The Owner Trustee shall at no time have any  responsibility  or liability with respect to the sufficiency of the Owner Trust Estate or its ability to generate the payments to be distributed to  Certificateholders  under the Trust Agreement or the  Noteholders  under the Indenture,  including,  the compliance  by the  Depositor  or the Seller  with any  warranty  or  representation  made under any Basic  Document  or in any related document or the accuracy of any such  warranty or  representation,  or any action of the  Certificate  Paying  Agent,  the  Certificate
Registrar or the Indenture Trustee taken in the name of the Owner Trustee.

ARTICLE IX

                                                     COMPLIANCE WITH REGULATION AB

Section 9.01      INTENT OF THE PARTIES; REASONABLENESS.

         The Depositor,  the Indenture Trustee and the Master Servicer  acknowledge and agree that the purpose of this Article IX is to facilitate  compliance by the Depositor with the provisions of Regulation AB and related rules and regulations of the  Commission.  The
Depositor shall not exercise its right to request  delivery of information or other  performance  under these  provisions other than in good faith,  or for purposes  other than  compliance  with the  Securities  Act, the Exchange Act and the rules and  regulations of the
Commission  under the  Securities Act and the Exchange Act. Each of the Master  Servicer and the Indenture  Trustee  acknowledges  that interpretations  of the  requirements  of  Regulation AB may change over time,  whether due to  interpretive  guidance  provided by the
Commission or its staff, consensus among participants in the mortgage-backed  securities markets, advice of counsel, or otherwise,  and agrees to comply with  reasonable  requests made by the Depositor in good faith for delivery of information  under these  provisions on the basis of evolving  interpretations  of  Regulation  AB. Each of the Master  Servicer  and the  Indenture  Trustee  shall  cooperate reasonably  with the  Depositor to deliver to the Depositor  (including  any of its assignees or  designees),  any and all  disclosure, statements,  reports,  certifications,  records and any other information necessary in the reasonable,  good faith determination of the
Depositor to permit the Depositor to comply with the provisions of Regulation AB.

Section 9.02      ADDITIONAL REPRESENTATIONS AND WARRANTIES OF THE INDENTURE TRUSTEE.

         (a)      The  Indenture  Trustee  shall be deemed to represent  and warrant to the Depositor as of the date hereof and on each date on which  information is provided to the Depositor  under Sections 9.01,  9.02(b) or 9.03 that,  except as disclosed in writing to the  Depositor  prior to such date:  (i) it is not aware and has not received  notice that any  default,  early  amortization  or other performance  triggering  event has occurred as to any other  Securitization  Transaction  due to any default of the Indenture  Trustee;
(ii) there are no aspects of its  financial  condition  that could  have a  material  adverse  effect on the  performance  by it of its trustee obligations under this Servicing Agreement or any other Securitization  Transaction as to which it is the trustee;  (iii) there are no  material  legal or  governmental  proceedings  pending  (or known to be  contemplated)  against  it that would be  material  to
Noteholders;  (iv) there are no relationships or transactions (as described in Item 1119(b) of Regulation AB) relating to the Indenture
Trustee with respect to the Depositor or any sponsor, issuing entity, servicer, trustee,  originator,  significant obligor, enhancement or  support  provider  or other  material  transaction  party  (as  each of such  terms  are used in  Regulation  AB)  relating  to the
Securitization  Transaction  contemplated  by the Servicing  Agreement,  as  identified  by the  Depositor to the Indenture  Trustee in writing as of the Closing Date (each,  a "Transaction  Party") that are outside the ordinary  course of business or on terms other than would be obtained in an arm's length  transaction with an unrelated third party, apart from the  Securitization  Transaction,  and that are material to the investors'  understanding of the Term Notes; and (v) the Indenture  Trustee is not an affiliate (as contemplated by
Item 1119(a) of  Regulation  AB) of any  Transaction  Party.  The  Depositor  shall notify the  Indenture  Trustee of any change in the identity of a Transaction Party after the Closing Date.

         (b)      If so requested by the Depositor on any date  following the Closing Date, the Indenture  Trustee  shall,  within five
Business Days  following  such request,  confirm in writing the accuracy of the  representations  and warranties set forth in paragraph
(a) of this  Section or, if any such  representation  and  warranty is not  accurate as of the date of such  confirmation,  provide the pertinent  facts,  in writing,  to the Depositor.  Any such request from the Depositor  shall not be given more than once each calendar quarter,  unless  the  Depositor  shall  have a  reasonable  basis for  questioning  the  accuracy  of any of the  representations  and warranties.

Section 9.03      INFORMATION TO BE PROVIDED BY THE INDENTURE TRUSTEE.

         For so long as the Term Notes are outstanding,  for the purpose of satisfying the Depositor's  reporting  obligation under the
Exchange Act with respect to any class of Term Notes,  the Indenture  Trustee shall provide to the Depositor a written  description  of
(a) any litigation or governmental  proceedings  pending  against the Indenture  Trustee as of the last day of each calendar month that would be material to Noteholders,  and (b) any affiliations or relationships  (as described in Item 1119 of Regulation AB) that develop following the Closing Date between the Indenture  Trustee and any  Transaction  Party of the type  described in Section  9.02(a)(iv) or
9.02(a)(v) as of the last day of each calendar year. Any descriptions  required with respect to legal  proceedings,  as well as updates to  previously  provided  descriptions,  under  this  Section  9.03  shall be  given no later  than  five  Business  Days  prior to the
Determination  Date following the month in which the relevant event occurs,  and any notices and descriptions  required with respect to affiliations,  as well as updates to previously provided descriptions,  under this Section 9.03 shall be given no later than January 31 of the  calendar  year  following  the year in which the relevant  event  occurs.  As of the related  Payment Date with respect to each
Report on Form 10-D with respect to the Term Notes filed by or on behalf of the  Depositor,  and as of March 15 preceding the date each
Report on Form 10-K with respect to the Term Notes is filed,  the  Indenture  Trustee shall be deemed to represent and warrant that any information  previously  provided by the Indenture  Trustee under this Article IX is materially  correct and does not have any material omissions unless the Indenture  Trustee has provided an update to such  information.  The Depositor will allow the Indenture Trustee to review any  disclosure  relating to material  litigation  against  the  Indenture  Trustee  prior to filing  such  disclosure  with the
Commission to the extent the Depositor changes the information provided by the Indenture Trustee.

Section 9.04      REPORT ON ASSESSMENT OF COMPLIANCE AND ATTESTATION.

         On or before March 15 of each calendar year, the Indenture Trustee shall:

         (a)      deliver to the Depositor a report (in form and substance  reasonably  satisfactory  to the  Depositor)  regarding the
Indenture  Trustee's  assessment of compliance with the applicable  Servicing Criteria during the immediately  preceding calendar year, as  required  under Rules  13a-18 and 15d-18 of the  Exchange  Act and Item 1122 of  Regulation  AB. Such report  shall be signed by an authorized officer of the Indenture Trustee, and shall address each of the Servicing Criteria specified on Exhibit G hereto; and

         (b)      deliver to the Depositor a report of a registered  public accounting firm satisfying the requirements of Rule 2-01 of
Regulation  S-X under the  Securities  Act and the Exchange Act that attests to, and reports on, the  assessment of compliance  made by the  Indenture  Trustee and  delivered  pursuant  to the  preceding  paragraph.  Such  attestation  shall be in  accordance  with Rules
1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act.

Section 9.05      INDEMNIFICATION; REMEDIES.

         (a)      The Indenture  Trustee shall indemnify the Depositor,  each affiliate of the Depositor,  the Master Servicer and each affiliate of the Master  Servicer,  and the  respective  present and former  directors,  officers,  employees and agents of each of the foregoing, and shall hold each of them harmless from and against any losses, damages,  penalties,  fines,  forfeitures,  legal fees and expenses and related  costs,  judgments,  and any other costs,  fees and expenses that any of them may sustain  arising out of or based upon:

                  (i)      (A)      any untrue  statement of a material fact  contained or alleged to be contained in any  information, report,  certification,  accountants'  attestation  or other  material  provided under this Article IX by or on behalf of the Indenture
Trustee  (collectively,  the  "Indenture  Trustee  Information"),  or (B) the  omission or alleged  omission to state in the  Indenture
Trustee  Information  a material  fact required to be stated in the  Indenture  Trustee  Information  or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;  or

                  (ii)     any failure by the Indenture Trustee to deliver any information,  report,  certification,  or other material when and as required under this Article IX, other than a failure by the Indenture Trustee to deliver an accountants' attestation.

         (b)      In the case of any  failure of  performance  described  in clause  (ii) of Section  9.05(a),  as well as a failure to deliver an  accountants'  attestation,  the  Indenture  Trustee shall (i) promptly  reimburse  the  Depositor for all costs  reasonably incurred by the Depositor in order to obtain the information,  report,  certification,  accountants'  attestation or other material not delivered by the  Indenture  Trustee as required  and (ii)  cooperate  with the  Depositor to mitigate any damages that may result from such failure.

         (c)      The Depositor and the Master Servicer shall indemnify the Indenture Trustee,  each affiliate of the Indenture Trustee and the respective present and former directors,  officers,  employees and agents of the Indenture Trustee, and shall hold each of them harmless from and against any losses, damages,  penalties,  fines,  forfeitures,  legal fees and expenses and related costs, judgments, and any other  costs,  fees and  expenses  that any of them may  sustain  arising  out of or based upon (i) any untrue  statement  of a material fact contained or alleged to be contained in any  information  provided under this Servicing  Agreement by or on behalf of the
Depositor  or Master  Servicer  for  inclusion in any report filed with  Commission  under the  Exchange  Act  (collectively,  the "RFC
Information"),  or (ii) the omission or alleged  omission to state in the RFC  Information a material fact required to be stated in the
RFC Information or necessary in order to make the statements  therein,  in the light of the  circumstances  under which they were made, not misleading.

         (d)      Notwithstanding  any  provision in this Section 9.05 to the  contrary,  the parties  agree that none of the Indenture
Trustee,  the Depositor or the Master  Servicer  shall be liable to the other for any  consequential  or punitive  damages  whatsoever, whether in contract, tort (including negligence and strict liability),  or any other legal or equitable principle;  provided,  however, that such limitation shall not be applicable with respect to third party claims made against a party.

         IN WITNESS  WHEREOF,  the Master  Servicer,  the Indenture  Trustee and the Issuer have caused this Servicing  Agreement to be duly executed by their respective officers or representatives all as of the day and year first above written.

                                                     RESIDENTIAL FUNDING CORPORATION,
                                                     as Master Servicer

                                                     By:        /s/Christopher Martinez
                                                     Name: Christopher Martinez
                                                     Title:    Associate

                                                     HOME EQUITY LOAN TRUST 2006-HSA4

                                                     By:    Wilmington Trust Company, not in its individual capacity but solely as
                                                            Owner Trustee

                                                     By:         /s/Robert J. Perkins
                                                     Name: Robert J. Perkins
                                                     Title:   Senior Financial Services Officer

                                                     JPMORGAN CHASE BANK, N.A.,
                                                     as Indenture Trustee

                                                     By:      /s/Joanne Murray
                                                     Name:    Joanne Murray
                                                     Title:   Assistant Vice President

Acknowledged and Agreed
solely with respect to Article IX:

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.

By:  __/s/Heather Anderson____
        Name:  Heather Anderson
        Title:   Vice President

                                                               EXHIBIT A

                                                       HOME EQUITY LOAN SCHEDULE

                                                               EXHIBIT B

                                                       LIMITED POWER OF ATTORNEY

                                                    KNOW ALL MEN BY THESE PREMISES:

         That JPMorgan  Chase Bank,  N.A., as Indenture  Trustee (the  "Indenture  Trustee"),  under the  Indenture  (the  "Indenture")
between Home Equity Loan Trust 2006-HSA4 and the Indenture  Trustee,  a national banking  association  organized and existing under the laws of the State of New York,  and having its principal  office  located at 4 New York Plaza,  in the City of New York in the State of
New York,  hath made,  constituted  and  appointed,  and does by these  presents  make,  constitute  and  appoint  Residential  Funding
Corporation,  a corporation organized and existing under the laws of the State of Delaware, its true and lawful Attorney-in-Fact,  with full power and  authority to sign,  execute,  acknowledge,  deliver,  file for record,  and record any  instrument on its behalf and to perform such other act or acts as may be customarily and reasonably  necessary and  appropriate to effectuate the following  enumerated transactions in respect of any of the mortgages or deeds of trust (the "Mortgages" and the "Deeds of Trust",  respectively)  creating a trust or second lien or an estate in fee simple  interest in real  property  securing a Home Equity Loan and  promissory  notes secured thereby (the  "Mortgage  Notes") for which the  undersigned  is acting as Indenture  Trustee for various  Securityholders  (whether the undersigned  is named  therein as mortgagee  or  beneficiary  or has become  mortgagee by virtue of  Endorsement  of the Mortgage  Note secured by any such Mortgage or Deed of Trust) and MBIA Insurance  Corporation,  as credit enhancer,  and for which Residential Funding
Corporation is acting as master servicer pursuant to a Servicing Agreement, dated as of July 28, 2006 (the "Servicing Agreement").

         This  appointment  shall  apply  only to  transactions  which the  Indenture  Trustee  is  authorized  to enter into under the
Indenture, but in no event shall apply to any transactions other than the following enumerated transactions only:

1.       The  modification or re-recording of a Mortgage or Deed of Trust,  where said  modification or re-recording is for the purpose of correcting  the Mortgage or Deed of Trust to conform same to the original  intent of the parties  thereto or to correct title errors discovered after such title insurance was issued and said modification or re-recording,  in either instance,  does not adversely affect the lien of the Mortgage or Deed of Trust as insured.

2.       The  subordination  of the lien of a  Mortgage  or Deed of Trust to an  easement  in favor of a public  utility  company  or a government  agency or unit with powers of eminent  domain;  this section shall include,  without  limitation,  the execution of partial satisfactions/releases, partial reconveyances or the execution of requests to trustees to accomplish same.

3.       With respect to a Mortgage or Deed of Trust, the foreclosure,  the taking of a deed in lieu of foreclosure,  or the completion of judicial or  non-judicial  foreclosure  or  termination,  cancellation  or rescission of any such  foreclosure,  including,  without limitation, any and all of the following acts:

         a.       The substitution of trustee(s) serving under a Deed of Trust, in accordance with state law and the Deed of Trust;

         b.       Statements of breach or non-performance;

         c.       Notices of default;

         d.       Cancellations/rescissions of notices of default and/or notices of sale;

         e.       The taking of a deed in lieu of foreclosure; and

         f.       Such other documents and actions as may be necessary  under the terms of the Mortgage,  Deed of Trust or state law to expeditiously complete said transactions.

4.       The conveyance of the properties to the mortgage  insurer,  or the closing of the title to the property to be acquired as real estate owned, or conveyance of title to real estate owned.

5.       The completion of loan assumption agreements.

6.       The full  satisfaction/release  of a Mortgage or Deed of Trust or full  reconveyance  upon  payment and  discharge of all sums secured thereby, including, without limitation, cancellation of the related Mortgage Note.

7.       The assignment of any Mortgage or Deed of Trust and the related  Mortgage Note, in connection  with the repurchase of the Home
Equity Loan  secured and  evidenced  thereby  pursuant to the  requirements  of a  Residential  Funding  Corporation  Seller  Contract,
including, with limitation, by reason of conversion of an adjustable rate mortgage loan from a variable rate to a fixed rate.

8.       The full  assignment  of a Mortgage or Deed of Trust upon payment and  discharge of all sums  secured  thereby in  conjunction with the refinancing thereof, including, without limitation, the endorsement of the related Mortgage Note.

9.       The  modification or re-recording of a Mortgage or Deed of Trust,  where said  modification or re-recording is for the purpose of any modification pursuant to Section 3.01 of the Servicing Agreement.

10.      The  subordination  of the  lien of a  Mortgage  or Deed  of  Trust,  where  said  subordination  is in  connection  with  any modification  pursuant to Section 3.01 of the Servicing Agreement,  and the execution of partial  satisfactions/releases  in connection with such same Section 3.01.

The undersigned  gives said  Attorney-in-Fact  full power and authority to execute such instruments and to do and perform all and every act and thing  necessary  and proper to carry into  effect the power or powers  granted by or under this  Limited  Power of Attorney as fully as the undersigned might or could do, and hereby does ratify and confirm to all that said  Attorney-in-Fact  shall lawfully do or cause to be done by authority hereof.

Third parties  without  actual notice may rely upon the exercise of the power granted under this Limited Power of Attorney;  and may be satisfied  that this Limited  Power of Attorney  shall  continue in full force and effect has not been revoked  unless an instrument of revocation has been made in writing by the undersigned.

                                                     JPMORGAN CHASE BANK, N.A., not in its individual capacity, but solely as
                                                     Indenture Trustee under the Indenture

                                                     By:   __________________________________________

                                                     Name:
                                                     Title:

STATE OF          )
                  SS.
COUNTY OF         )

         On this    day of ______,   2006,   before   me   the   undersigned,    Notary   Public   of   said   State,   personally   appeared                                                               personally
known to me to be duly  authorized  officers of JPMorgan Chase Bank, N.A. that executed the within  instrument and personally  known to me to be the persons who executed the within  instrument on behalf of JPMorgan Chase Bank, N.A.  therein named,  and acknowledged to me such JPMorgan Chase Bank, N.A. executed the within instrument pursuant to its by-laws.

                                                     WITNESS my hand and official seal.

                                                     Notary Public in and for the
                                                     State of ______________________
After recording, please mail to:

Attn:___________________________

                                                               EXHIBIT C

                                                      FORM OF REQUEST FOR RELEASE

DATE:

TO:

Re:      REQUEST FOR RELEASE OF DOCUMENTS

In connection with your administration of the Home Equity Loans, we request the release of the Mortgage File described below.

Servicing Agreement Dated:

Series #:

Account #:

Pool #:

Loan #:

Borrower Name(s):

Reason for Document Request: (circle one)   Home Equity Loan            Prepaid in Full

                                                                        Home Equity Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Servicing Agreement."

                                                    Residential Funding Corporation

                                                         Authorized Signature
........................................................................................................................................

TO CUSTODIAN/INDENTURE TRUSTEE:  Please acknowledge this request, and check off documents being enclosed with a copy of this form.
You should retain this form for your files in accordance with the terms of the Servicing Agreement.

                  Enclosed Documents:                [  ]   Promissory Note
                                                     [  ]   Mortgage or Deed of Trust
                                                     [  ]   Assignment(s) of Mortgage or
                                                            Deed of Trust
                                                     [  ]   Title Insurance Policy
                                                     [  ]   Other:
Name
Title
Date

                                                               EXHIBIT D

                                            FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF
                                                           HOME EQUITY LOAN

                                                                            ____________, 20__________

Residential Funding Mortgage Securities II, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota 55437

JPMorgan Chase Bank, N.A.
600 Travis, 9th Floor
Houston, Texas 77002

Attention:  Residential Funding Corporation Series 2006-HSA4

                           Re:      Home Equity Loan Pass-Through Certificates,
                                    Series 2006-HSA4, Assignment of Home Equity Loan

Ladies and Gentlemen:

                  This letter is  delivered to you in  connection  with the  assignment  by  __________  (the  "Indenture  Trustee") to
                          (the  "Lender")  of (the "Home  Equity  Loan")  pursuant  to Section  3.05 of the  Servicing  Agreement  (the
"Servicing Agreement"),  dated as of July 28, 2006 among Home Equity Loan Trust 2006-HSA4, as issuer,  Residential Funding Corporation, as master servicer,  and the Indenture  Trustee.  All terms used herein and not otherwise  defined shall have the meanings set forth in the Servicing  Agreement.  The Lender hereby  certifies,  represents and warrants to, and covenants  with, the Master  Servicer and the
Indenture Trustee that:

                  (i)      the Home Equity Loan is secured by Mortgaged  Property  located in a jurisdiction  in which an assignment in lieu of satisfaction  is required to preserve lien priority,  minimize or avoid mortgage  recording taxes or otherwise  comply with, or facilitate a refinancing under, the laws of such jurisdiction;

                  (ii)     the substance of the  assignment  is, and is intended to be, a refinancing  of such Home Equity Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

                  (iii)    the Home Equity Loan following the proposed  assignment will be modified to have a rate of interest at least
0.25 percent below or above the rate of interest on such Home Equity Loan prior to such proposed assignment; and

                  (iv)     such assignment is at the request of the borrower under the related Home Equity Loan.

                                                     Very truly yours,

                                                     (Lender)

                                                     By: ______________________________
                                                          Name:
                                                          Title:

                                                               EXHIBIT E

                                                     FORM OF FORM 10-K CERTIFICATE

         I, [identify the certifying individual], certify that:

1.       I have reviewed  this report on Form 10-K and all reports on Form 10-D  required to be filed in respect of the period  covered by this report on Form 10-K of the trust (the Exchange Act periodic  reports)  pursuant to the Servicing  Agreement dated July 28, 2006
(the "Agreement") among Residential Funding  Corporation (the "Master  Servicer"),  Home Equity Loan Trust 2006-HSA4 (the "Issuer") and
JPMorgan Chase Bank, N.A. (the "Indenture Trustee") and acknowledged and agreed to by Residential Funding Mortgage Securities II, Inc.

2.       Based on my knowledge,  Exchange Act periodic  reports,  taken as a whole,  do not contain any untrue  statement of a material fact or omit to state a  material  fact  necessary  to make  the  statements  made,  in light of the  circumstances  under  which  such statements were made, not misleading with respect to the period covered by this report;

3.       Based on my knowledge,  all of the distribution,  servicing and other information  required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;

4.       I am responsible  for reviewing the activities  performed by the Master  Servicer and based on my knowledge and the compliance review  conducted in preparing the servicer  compliance  statement  required in this report under Item 1123 of Regulation AB and except as disclosed in the Exchange Act periodic reports, the Master Servicer has fulfilled its obligations under the Agreement; and

         5.       All of the reports on assessment of compliance with servicing criteria for asset-backed  securities and their related attestation  reports on assessment of compliance with servicing  criteria for asset-backed  securities  required to be included in this report in  accordance  with Item 1122 of  Regulation  AB and Exchange  Act Rules 13a-18 and 15d-18 have been  included as an exhibit to this report,  except as otherwise  disclosed in this report.  Any material  instances of  noncompliance  described in such reports have been disclosed in this report on Form 10-K.

         In giving the certifications  above, I have reasonably relied on the information provided to me by the following  unaffiliated parties: [the Indenture Trustee].

Date:____________

_________________________________*
[Signature]
Name:
Title:

* - to be signed by the senior officer in charge of the servicing functions of the Master Servicer

                                                               EXHIBIT F

                                       [FORM OF BACK-UP CERTIFICATION TO FORM 10-K CERTIFICATE]

   The undersigned, a Responsible Officer of  [__________] (the "Indenture Trustee") certifies that:

       (a)        The Indenture  Trustee has performed  all of the duties  specifically  required to be performed by it pursuant to the provisions of the Servicing  Agreement dated as of July 28, 2006 (the "Agreement") by and among Residential  Funding  Corporation, as Master  Servicer,  Home Equity Loan Trust 2006-HSA4,  as Issuer and the Indenture  Trustee in accordance with the standards set forth therein.

       (b)        Based on my knowledge,  the list of Securityholders as shown on the Certificate  Register and the Note Register as of
     the end of each calendar year that is provided by the Indenture  Trustee  pursuant to the Agreement is accurate as of the last day of the 20[__] calendar year.

                  Capitalized terms used and not defined herein shall have the meanings given such terms in the Agreement.

   IN WITNESS WHEREOF, I have duly executed this certificate as of _________, 20__.]

                                                     Name:__________________________________________
                                                     Title:

                                                               EXHIBIT G

                                                          SERVICING CRITERIA

                                    SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

         The assessment of compliance to be delivered by the Indenture Trustee shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":

------------------------------------------------------------------------------------------ ----------------------
                                                                                           APPLICABLE SERVICING
                                   SERVICING CRITERIA                                            CRITERIA
------------------------------------------------------------------------------------------ ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
     REFERENCE                                     CRITERIA
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                                       GENERAL SERVICING CONSIDERATIONS
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(1)(i)        Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(1)(ii)       If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(1)(iii)      Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(1)(iv)       A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction
                     agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                                      CASH COLLECTION AND ADMINISTRATION
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(i)        Payments on pool assets are deposited into the appropriate             |X| (as to accounts
                     custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of
                     days specified in the transaction agreements.                           held by Trustee)
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(ii)       Disbursements made via wire transfer on behalf of an obligor or to    |X| (as to investors
                     an investor are made only by authorized personnel.                            only)
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(iii)      Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                     The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of
                     overcollateralization, are separately maintained (e.g., with           |X| (as to accounts
                     respect to commingling of cash) as set forth in the transaction         held by Trustee)
1122(d)(2)(iv)       agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(v)        Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements.
                     For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule
                     13k-1(b)(1) of the Securities Exchange Act.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(vi)       Unissued checks are safeguarded so as to prevent unauthorized access.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(vii)      Reconciliations are prepared on a monthly basis for all
                     asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.
                     These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                                      INVESTOR REMITTANCES AND REPORTING
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(3)(i)        Reports to investors, including those to be filed with the
                     Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with
                     investors' or the trustee's records as to the total unpaid principal balance and number of pool assets serviced by the servicer.
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1122(d)(3)(ii)       Amounts due to investors are allocated and remitted in accordance              |X|
                     with timeframes, distribution priority and other terms set forth in the transaction agreements.
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                     Disbursements made to an investor are posted within two business
                     days to the servicer's investor records, or such other number of               |X|
1122(d)(3)(iii)      days specified in the transaction agreements.
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                     Amounts remitted to investors per the investor reports agree with
                     cancelled checks, or other form of payment, or custodial bank                  |X|
1122(d)(3)(iv)       statements.
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                                          POOL ASSET ADMINISTRATION
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1122(d)(4)(i)        Collateral or security on pool assets is maintained as required by the transaction agreements or related asset pool documents.
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                     Pool assets and related documents are safeguarded as required by
1122(d)(4)(ii)       the transaction agreements
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1122(d)(4)(iii)      Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
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1122(d)(4)(iv)       Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items
                     (e.g., escrow) in accordance with the related pool asset documents.
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1122(d)(4)(v)        The servicer's records regarding the pool assets agree with the servicer's records with respect to an obligor's unpaid principal balance.
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1122(d)(4)(vi)       Changes with respect to the terms or status of an obligor's pool asset  (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
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1122(d)(4)(vii)      Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
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1122(d)(4)(viii)     Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the
                     transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
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1122(d)(4)(ix)       Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.
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1122(d)(4)(x)        Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B)
                     interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and
                     (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool asset, or such other number of days specified in the transaction agreements.
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1122(d)(4)(xi)       Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
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1122(d)(4)(xii)      Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
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                     Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction
1122(d)(4)(xiii)     agreements.
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1122(d)(4)(xiv)      Delinquencies, charge-offs and uncollectible accounts are
                     recognized and recorded in accordance with the transaction agreements.
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                     Any external enhancement or other support, identified in Item
                     1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained            |X|
1122(d)(4)(xv)       as set forth in the transaction agreements.
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